 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 1998

                                                SECURITIES ACT FILE NO. 333-1663
                                        INVESTMENT COMPANY ACT FILE NO. 811-7561

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                         PRE-EFFECTIVE AMENDMENT NO.                         [_]
                                                                             [X]
                      POST-EFFECTIVE AMENDMENT NO. 2
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                                                             [X]
                              AMENDMENT NO. 3
                        (CHECK APPROPRIATE BOX OR BOXES)

                               ----------------

                     MERRILL LYNCH GLOBAL VALUE FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                               ----------------

            800 SCUDDERS MILL ROAD PLAINSBORO, NEW JERSEY 08536

                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                              (609) 282-2800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               ----------------

                                 ARTHUR ZEIKEL
                     MERRILL LYNCH GLOBAL VALUE FUND, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ----------------

                                   COPIES TO:

         COUNSEL FOR THE FUND:                  PHILIP L. KIRSTEIN, ESQ.
BROWN & WOOD LLP ONE WORLD TRADE CENTER           MERRILL LYNCH ASSET
       NEW YORK, N.Y. 10048-0557                       MANAGEMENT
 ATTENTION: THOMAS R. SMITH, JR., ESQ.               P.O. BOX 9011
          FRANK P. BRUNO, ESQ.                 PRINCETON, N.J. 08543-9011

                               ----------------

            IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):
                     [X] immediately upon filing pursuant to paragraph (b)
                     [_] on (date) pursuant to paragraph (b)
                     [_] 60 days after filing pursuant to paragraph (a)(1)
                     [_] on (date) pursuant to paragraph (a)(1)
                     [_] 75 days after filing pursuant to paragraph (a)(2)
                     [_] on (date) pursuant to paragraph (a)(2) of rule 485.

            IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                     [_] this post-effective amendment designates a new
                       effective date for a previously filed post-effective amendment.

                               ----------------

  Title of Securities Being Registered: Shares of Common Stock, par value $.10 per share.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     MERRILL LYNCH GLOBAL VALUE FUND, INC.

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

 N-
 1A ITEM NO.                                            LOCATION
 -----------                                            --------
 PART A
  Item  1.    Cover Page..............   Cover Page
  Item  2.    Synopsis................   Fee Table
              Condensed Financial
  Item  3.     Information............   Not Applicable
  Item  4.    General Description of     Risk Factors and Special
               Registrant.............    Considerations; Investment Objective
                                          and Policies; Investment Restrictions;
                                          Additional Information
  Item  5.    Management of the Fund..   Fee Table; Management of the Fund;
                                          Inside Back Cover Page
  Item 5A.    Management's Discussion
               of Fund Performance....   Not Applicable
  Item  6.    Capital Stock and Other
               Securities.............   Cover Page; Additional Information
  Item  7.    Purchase of Securities
               Being Offered..........   Cover Page; Merrill Lynch Select
                                          Pricing SM System; Fee Table; Purchase
                                          of Shares; Shareholder Services;
                                          Additional Information; Inside Back
                                          Cover Page
  Item  8.    Redemption or
               Repurchase.............   Merrill Lynch Select Pricing SM System;
                                          Fee Table; Purchase of Shares;
                                          Redemption of Shares
  Item  9.    Pending Legal
               Proceedings............   Not Applicable
 PART B
  Item 10.    Cover Page..............   Cover Page
  Item 11.    Table of Contents.......   Back Cover Page
  Item 12.    General Information and
               History................   Not Applicable
  Item 13.    Investment Objectives
               and Policies...........   Investment Objective and Policies;
                                          Investment Restrictions
  Item 14.    Management of the Fund..   Management of the Fund
  Item 15.    Control Persons and
               Principal Holders of
               Securities.............   Management of the Fund; Additional
                                          Information
  Item 16.    Investment Advisory and
               Other Services.........   Management of the Fund; Purchase of
                                          Shares; General Information
  Item 17.    Brokerage Allocation and
               Other Practices........   Portfolio Transactions
  Item 18.    Capital Stock and Other
               Securities.............   General Information--Description of
                                          Shares
  Item 19.    Purchase, Redemption and
               Pricing of Securities
               Being Offered..........   Purchase of Shares; Redemption of
                                          Shares; Determination of Net Asset
                                          Value; Shareholder Services
  Item 20.    Tax Status..............   Taxes
  Item 21.    Underwriters............   Purchase of Shares
  Item 22.    Calculation of
               Performance Data.......   Performance Data
  Item 23.    Financial Statements....   Financial Statements

PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

FEBRUARY 27, 1998

                     MERRILL LYNCH GLOBAL VALUE FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011--PHONE NO. (609) 282-2800

  Merrill Lynch Global Value Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company that seeks long-term capital appreciation by investing primarily in equity securities of issuers located in various foreign countries and the United States that Merrill Lynch Asset Management, L.P., the manager of the Fund ("MLAM" or the "Manager"), believes represent investment value. The Manager will seek to identify securities whose market prices are low when compared to certain valuation measurements, and, therefore, represent investment value. The Fund may employ a variety of techniques, including derivative investments, to hedge against market and currency risk or gain exposure to equity markets. There can be no assurance that the Fund's investment objective will be achieved. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies" on page 13.

  Investments on an international basis in foreign securities markets involve risks and special considerations not typically associated with investments in securities of United States issuers. See "Risk Factors and Special Considerations."

  Pursuant to the Merrill Lynch Select Pricing SM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing SM System" on page 3.

                               ----------------

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], and other securities dealers that have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). To permit the Fund to invest the net proceeds from the sale of its shares in an orderly manner, the Fund may, from time to time, suspend the sale of its shares, except for dividend reinvestments. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans, the minimum initial purchase is $100 and the minimum subsequent purchase is $1, and for participants in certain fee-based programs, the minimum initial purchase is $500 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent") are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                               ----------------

  THESE SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
    AND  EXCHANGE  COMMISSION  NOR  HAS  THE  COMMISSION  PASSED  UPON  THE
      ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO  THE
        CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated February 27, 1998 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Commission maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information, material incorporated by reference and other information regarding the Fund. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
             MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                                          CLASS A(a)         CLASS B(a)              CLASS C     CLASS D
                                          ----------         ----------              -------     -------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge Imposed on
  Purchases (as a percentage of offering
  price).................................  5.25%(c)             None                  None       5.25%(c)
 Sales Charge Imposed on Dividend
  Reinvestments..........................  None                 None                  None         None
 Deferred Sales Charge (as a percentage
  of original purchase price or
  redemption proceeds, whichever is
  lower).................................  None(d)   4.0% during the first            1.0%       None(d)
                                                     year, decreasing 1.0%       for one year(f)
                                                     annually thereafter to 0.0%
                                                     after the fourth year(e)
 Exchange Fee............................  None                 None                  None         None
ANNUAL FUND OPERATING EXPENSES (AS A
 PERCENTAGE OF AVERAGE NET ASSETS):
 Management Fees(g)......................  0.75%                0.75%                 0.75%       0.75%
 Rule 12b-l Fees(h):
   Account Maintenance Fees..............  None                 0.25%                 0.25%       0.25%
   Distribution Fees.....................  None                 0.75%                 0.75%        None
                                                     (Class B shares
                                                     convert to Class D
                                                     shares automatically after
                                                     approximately eight
                                                     years and cease being
                                                     subject to distribution
                                                     fees)
 Other Expenses(i):
   Shareholder Servicing Costs(j)........  0.10%                0.12%                 0.12%       0.10%
   Other.................................  0.12%                0.12%                 0.12%       0.12%
                                           -----                -----                 -----       -----
     Total Other Expenses................  0.22%                0.24%                 0.24%       0.22%
                                           -----                -----                 -----       -----
 Total Fund Operating Expenses...........  0.97%                1.99%                 1.99%       1.22%
                                           =====                =====                 =====       =====

--------

(a) Class A shares are sold to a limited group of investors, including existing Class A shareholders, certain retirement plans and certain participants in fee-based programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares" on page 26 and "Shareholder Services--Fee-Based Programs" on page 39.

(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares" on page 29.
(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares" on page 26.

(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more that are not subject to an initial sales charge instead may be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs" on page 39.

(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs" on page 39.

(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs" on page 39.
(g) See "Management of the Fund--Management and Advisory Arrangements" on page
    22.
(h) See "Purchase of Shares--Distribution Plans" on page 32.

(i) For the fiscal year ended October 31, 1997.

(j) See "Management of the Fund--Transfer Agency Services" on page 24.

EXAMPLE:

                                                   CUMULATIVE EXPENSES PAID
                                                       FOR THE PERIOD OF
                                                -------------------------------
                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
An investor would pay the following expenses
 on a $1,000 investment including the maximum
 $52.50 initial sales charge (Class A and
 Class D shares only) and assuming (1) the
 Total Fund Operating Expenses for each class
 set forth on page 2; (2) a 5% annual return
 throughout the periods; and (3) redemption at
 the end of the period (including any
 applicable CDSC for Class B and Class C
 shares):
  Class A.....................................   $62     $82    $103     $165
  Class B.....................................   $60     $82    $107     $212*
  Class C.....................................   $30     $62    $107     $232
  Class D.....................................   $64     $89    $116     $192
An investor would pay the following expenses
 on the same $1,000 investment assuming no re-
 demption at the end of the period:
  Class A.....................................   $62     $82    $103     $165
  Class B.....................................   $20     $62    $107     $212*
  Class C.....................................   $20     $62    $107     $232
  Class D.....................................   $64     $89    $116     $192

--------
* Assumes conversion of Class B shares to Class D shares approximately eight years after initial purchase.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Transfer Agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                    MERRILL LYNCH SELECT PRICING SM SYSTEM

  The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by the Manager or its affiliate, Fund Asset Management, L.P. ("FAM"). Funds advised by the Manager or FAM that utilize the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds."

  Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees, if any, applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."


                                          ACCOUNT
                                        MAINTENANCE DISTRIBUTION       CONVERSION
 CLASS        SALES CHARGE(/1/)             FEE         FEE             FEATURE
---------------------------------------------------------------------------------------
  A         Maximum 5.25% initial           No           No                No
            sales charge(/2/)(/3/)
---------------------------------------------------------------------------------------
  B    CDSC for a period of four years,    0.25%        0.75%     B shares convert to
         at a rate of 4.0% during the                            D shares automatically
         first year, decreasing 1.0%                              after approximately
               annually to 0.0%(/4/)                                eight years(/5/)
---------------------------------------------------------------------------------------
  C      1.0% CDSC for one year(/6/)       0.25%        0.75%              No
---------------------------------------------------------------------------------------
  D         Maximum 5.25% initial          0.25%         No                No
              sales charge(/3/)

See footnotes on next page.

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."
(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply. See "Class A" and "Class D" below.
(4) The CDSC may be modified in connection with certain fee-based programs.
(5) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.
(6) The CDSC may be waived in connection with certain fee-based programs.


Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include certain retirement plans and participants in certain fee-based programs. In addition, Class A shares of the Fund will be offered at net asset value to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes the Manager, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 5.25%, which is reduced for purchases of $25,000 and over and waived for purchases by certain retirement plans and participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge, but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Sales charges also are reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."


Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class B shares, as well as a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to the same account maintenance fee of 0.25% but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, as will the Class D account maintenance fee of the acquired fund upon the conversion, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the Conversion Date (as defined below), without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans is modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares-- Conversion of Class B Shares to Class D Shares."

Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class C shares. Class C shares also are subject to a 1.0% CDSC if they are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B shares), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.

Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge is 5.25%, which is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge, but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his or her particular circumstances.

  Initial Sales Charge Alternatives. Investors that prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative that are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the CDSCs imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges that expect to maintain their investment for an extended period of time also may decide to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation that may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forego the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges."

                             FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in conjunction with the audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the fiscal period November 1, 1997 to December 31, 1997 and for the fiscal year ended October 31, 1997, and the independent auditors' reports thereon, are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or writing the Fund at the telephone number or address on the front cover of this Prospectus.

  The following per share data and ratios have been derived from information provided in the Fund's audited financial statements.

                            CLASS A++                 CLASS B++                  CLASS C++                 CLASS D++
                    ------------------------- -------------------------  ------------------------- -------------------------
                    FOR THE PERIOD  FOR THE   FOR THE PERIOD  FOR THE    FOR THE PERIOD  FOR THE   FOR THE PERIOD  FOR THE
                     NOV. 1, 1997  YEAR ENDED  NOV. 1, 1997  YEAR ENDED   NOV. 1, 1997  YEAR ENDED  NOV. 1, 1997  YEAR ENDED
                     TO DEC. 31,    OCT. 31,   TO DEC. 31,    OCT. 31,    TO DEC. 31,    OCT. 31,   TO DEC. 31,    OCT. 31,
                         1997        1997+         1997        1997+          1997        1997+         1997        1997+
                    -------------- ---------- -------------- ----------  -------------- ---------- -------------- ----------
Increase
(Decrease) in Net
Asset Value:
PER SHARE
OPERATING
PERFORMANCE:
Net asset value,
beginning of
period............     $ 11.83      $ 10.00     $    11.72   $    10.00     $  11.72     $  10.00     $  11.80     $  10.00
                       -------      -------     ----------   ----------     --------     --------     --------     --------
Investment income
(loss)--net.......         .01          .17           (.01)         .09         (.01)         .09          .01          .18
Realized and
unrealized gain on
investments and
foreign currency
transactions--
net...............         .72         1.71            .73         1.67          .73         1.67          .72         1.67
                       -------      -------     ----------   ----------     --------     --------     --------     --------
Total from
investment
operations........         .73         1.88            .72         1.76          .72         1.76          .73         1.85
                       -------      -------     ----------   ----------     --------     --------     --------     --------
Less dividends and
distributions:
  Investment
  income--net.....        (.11)        (.05)          (.03)        (.04)        (.03)        (.04)        (.09)        (.05)
  Realized gain on
  investments--
  net.............        (.44)         --            (.44)         --          (.44)         --          (.44)         --
                       -------      -------     ----------   ----------     --------     --------     --------     --------
Total dividends
and
distributions.....        (.55)        (.05)          (.47)        (.04)        (.47)        (.04)        (.53)        (.05)
                       -------      -------     ----------   ----------     --------     --------     --------     --------
Net asset value,
end of period.....     $ 12.01      $ 11.83     $    11.97   $    11.72     $  11.97     $  11.72     $  12.00     $  11.80
                       =======      =======     ==========   ==========     ========     ========     ========     ========
TOTAL INVESTMENT
RETURN:**
Based on net asset
value per share...       6.19%#      18.91%          6.14%#      17.62%        6.14%#      17.62%        6.20%#      18.56%
                       =======      =======     ==========   ==========     ========     ========     ========     ========
RATIOS TO AVERAGE
NET ASSETS:
Expenses..........        .96%*        .97%          1.98%*       1.99%        1.98%*       1.99%        1.21%*       1.22%
                       =======      =======     ==========   ==========     ========     ========     ========     ========
Investment income
(loss)--net.......        .54%*       1.88%          (.49%)*       .84%        (.49%)*       .83%         .28%*       1.62%
                       =======      =======     ==========   ==========     ========     ========     ========     ========
SUPPLEMENTAL DATA:
Net assets, end of
period (in
thousands)........     $63,075      $53,776     $1,251,956   $1,179,125     $229,601     $217,341     $258,868     $237,791
                       =======      =======     ==========   ==========     ========     ========     ========     ========
Portfolio
turnover..........      24.49%       77.65%         24.49%       77.65%       24.49%       77.65%       24.49%       77.65%
                       =======      =======     ==========   ==========     ========     ========     ========     ========
Average commission
rate paid##.......     $ .0391      $ .0351     $    .0391   $    .0351     $  .0391     $  .0351     $  .0391     $  .0351
                       =======      =======     ==========   ==========     ========     ========     ========     ========

----
*  Annualized.
**  Total investment returns exclude the effect of sales loads.

 + The Fund commenced operations on November 1, 1996.

++ Based on average shares outstanding during the period.

# Aggregate total investment return.

## Includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

GENERAL

  Because a substantial portion of the Fund's assets may be invested in securities of non-U.S. issuers, an investor in the Fund should be aware of certain risk factors and special considerations relating to international investing, which may involve risks that are not typically associated with investments in securities of U.S. issuers. Consequently, the Fund should be considered as a means of diversifying an investment portfolio and not in itself a balanced investment program.

INVESTING ON AN INTERNATIONAL BASIS

  Specific Risks. Investing on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. Since the Fund invests heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and, therefore, may affect the value of securities denominated in such currencies. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.

  As a result of these potential risks, the Manager may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Manager, have had no or limited prior experience.

  Public Information. Many of the securities held by the Fund will not be registered with the Commission, nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about a foreign issuer than about a U.S. issuer and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to certain smaller, emerging foreign capital markets. Foreign issuers, and issuers in smaller, emerging capital markets in particular, generally are not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers.

  Trading Volume, Clearance and Settlement. Foreign financial markets, while often growing in trading volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.

  Government Supervision and Regulation. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

  Depositary Receipts. The Fund may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed above.

  Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons in a company to only a specific class of securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

  A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

  In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The Investment Company Act limits the Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict the Fund's investments in certain foreign banks and other financial institutions.

  Foreign Sub-custodians and Securities Depositories. Rules adopted under the Investment Company Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

BORROWING

  The Fund may borrow up to 33 1/3% of its total assets, taken at market value, but only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions (so as not to force the Fund to liquidate securities at a disadvantageous time) or to settle securities transactions. The Fund will not purchase securities at any time when borrowings exceed 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income.

DERIVATIVE INVESTMENTS

  In order to seek to hedge various portfolio positions or to gain exposure to equity markets, the Fund may invest in certain instruments that may be characterized as derivatives. These investments include various types of options transactions, futures and options thereon and currency transactions. Such investments also may consist of swap agreements and indexed securities. The Fund has express limitations on the percentage of its assets that may be committed to certain of such investments. Other such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases require limitations as to the type of permissible counterparty to the transaction. Swap agreements entail the risk that a counterparty will default on its payment obligations to the Fund thereunder.

Investments in indexed securities subject the Fund to the risks associated with changes in the particular indices, which may include losses of amounts invested. Options transactions involve the potential loss of the opportunity to profit from any price increase in the underlying security above the option exercise price or the potential loss of the premium paid for an option. Similarly, utilization of futures and options thereon and currency transactions involves the risk of imperfect correlation in movements in the price of futures, options or currency hedge and movements in the price of the securities or currency which are the subject of the hedge. For a further discussion of the risks associated with these investments, see "Investment Objective and Policies--Description of Certain Investments--Swap Agreements" on page 16, "-- Indexed and Inverse Securities" on page 16, "--Other Investment Policies and Practices--Portfolio Strategies Involving Futures, Options and Forward Foreign Exchange Transactions" on page 17 and the Appendix to this Prospectus, "Investment Practices Involving the Use of Options, Futures and Foreign Exchange" on page 46.

ILLIQUID SECURITIES

  The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. Further, issuers whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Illiquid securities may trade at a discount from comparable, more liquid investments. In making investments in such securities, the Fund may obtain access to material, non-public information which may restrict the Fund's ability to conduct portfolio transactions in such securities. In addition, the Fund may invest in privately placed securities that may or may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. See "Investment Objective and Policies--Description of Certain Investments-- Illiquid Securities" on page 15.

WITHHOLDING AND OTHER TAXES

  Income and capital gains on securities held by the Fund may be subject to withholding and other taxes imposed by certain jurisdictions, which would reduce the return to the Fund on those securities. The Fund intends, unless ineligible, to elect to "pass-through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. The taxes passed through to shareholders will be included in each shareholder's income and could potentially be offset by either a deduction or a credit. Certain shareholders, including non-U.S. shareholders, will not be entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Non-U.S. shareholders may nevertheless be subject to withholding tax on the foreign taxes included in their income. Other taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit or deduction for shareholders.

NON-DIVERSIFICATION

  The Fund is classified as a non-diversified investment company under the Investment Company Act, which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities. The Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Additional Information--Taxes" on page 41 and "Investment Restrictions" on page 20.

FEES AND EXPENSES

  The management fee (at the annual rate of 0.75% of the Fund's average daily net assets) and other operating expenses of the Fund may be higher than the management fees and operating expenses of other mutual funds managed by the Manager and other investment advisers or of investment companies investing exclusively in the securities of U.S. issuers. The management fees and operating expenses, however, are believed by the Manager to be comparable to expenses of other open-end management investment companies that invest on a global basis with investment objectives similar to the investment objective of the Fund.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek long-term capital appreciation by investing primarily in equity securities of issuers located in various foreign countries and the United States that the Manager believes represent investment value. This investment objective is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. There can be no assurance that the Fund's investment objective will be achieved.

  The premise of the Fund's investment approach is that securities may be more likely to have investment value during those periods when their market prices are depressed in relation to their inherent value. This premise is often referred to as "contrarian" because it searches for investment opportunities among securities that may be viewed unfavorably by investors generally.

  The Manager believes that the pricing mechanisms of the global securities markets lack total efficiency and have a tendency to inflate prices of securities in favorable market climates and depress prices in unfavorable climates. Depressed market prices result when companies, industries, currencies, or global securities markets are "out of favor" because of widely-held negative investment expectations. As a result, disfavored securities may be less susceptible to price volatility caused by unanticipated adverse events, but they may especially benefit from advantageous events when they are selling at prices below their inherent value.

  Investors often try to calculate the inherent value of equity securities by reference to a number of different measurements, including present or anticipated book value, cash flow, earnings and yield, and such financial ratios as price/earnings, price/sales, price/capital expenditures, and enterprise value/earnings before interest, taxes, depreciation and amortization (EBITDA). The Manager will seek to identify securities whose market prices are low when compared to such valuation measurements, and therefore represent investment value.

  The Fund will emphasize investments in equity securities, primarily common stock, and, to a lesser extent, securities convertible into common stock, preferred stock, rights to subscribe for common stock and other investments the return on which is determined by the performance of a common stock or a basket or index of common stocks. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of issuers from at least three different countries that the Manager believes represent investment value.

DESCRIPTION OF CERTAIN INVESTMENTS

  Temporary Investments. The Fund reserves the right, as a temporary defensive measure, to hold in excess of 35% of its total assets in cash or cash equivalents in U.S. dollars or foreign currencies and investment grade, short-term securities including money market securities denominated in U.S. dollars or foreign currencies ("Temporary Investments"). Under certain adverse investment conditions, the Fund may restrict the markets in which its assets will be invested and may increase the proportion of assets invested in Temporary Investments. Investments made for defensive purposes will be maintained only during periods in which the Manager determines that economic or financial conditions are adverse for holding or being fully invested in equity securities. A portion of the Fund normally would be held in Temporary Investments in anticipation of investment in equity securities or to provide for possible redemptions.

  Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

  Warrants. The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

  Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed-income characteristics and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

  Illiquid Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. The Fund may invest in securities of issuers that are sold in private placement transactions between the issuers and their purchasers and that are neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities in turn may be less liquid or illiquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.

  The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Directors has determined to treat as liquid Rule 144A securities that are freely tradeable in their primary markets offshore. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

  Swap Agreements. The Fund is authorized to enter into equity swap agreements, which are contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. For example, swap agreements may be used to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impractical. The swap agreement will be structured to provide for early termination in the event, for example, that the Fund desires to lock in appreciation.

  Swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. The Fund will seek to lessen the risk to some extent by entering into a transaction only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. The Fund, however, will deposit in a segregated account with its custodian liquid securities, cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. The Fund will enter into a swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of swap transactions to which the Fund is a party would not exceed 5% of the Fund's total assets.

  Indexed and Inverse Securities. The Fund may invest in securities the potential return of which is based on the change in particular measurements of value or rate (an "index"). As an illustration, the Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index. For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices.

  Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. The Fund believes that indexed and inverse securities may provide portfolio management flexibility that permits the Fund to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.

  Investment in Other Investment Companies. The Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. In accordance with the Investment Company Act, the Fund may invest up to 10% of its total assets in securities of other investment companies.

In addition, under the Investment Company Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

OTHER INVESTMENT POLICIES AND PRACTICES

  Portfolio Strategies Involving Futures, Options and Forward Foreign Exchange Transactions. The Fund is authorized to engage in certain investment practices involving the use of options, futures and foreign exchange, which may expose the Fund to certain risks. These investment practices and the associated risks are described in detail in the Appendix attached to this Prospectus.

  Portfolio Transactions. Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions. Since portfolio transactions may be effected on foreign securities exchanges, the Fund may incur settlement delays on certain of such exchanges. See "Risk Factors and Special Considerations." In executing portfolio transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Manager generally seeks reasonably competitive fees, commissions or spreads, the Fund does not necessarily pay the lowest fee, commission or spread available. The Fund may invest in certain securities traded in the over-the-counter ("OTC") market and, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions, including futures, options and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provide supplemental investment research to the Manager, including Merrill Lynch, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

  Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Fund, and affiliated persons of such affiliated persons, may serve as the Fund's broker in transactions conducted on an exchange and in OTC transactions conducted on an agency basis and may receive brokerage commissions from the Fund. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff. In addition, consistent with the Conduct Rules of the NASD, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch. Costs associated with transactions in foreign securities are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions.

  The Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States. See "Risk Factors and Special Considerations."

  The Fund's ability and decisions to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the convertibility and repatriation of assets.

  Lending of Portfolio Securities. The Fund from time to time may lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. This limitation is a fundamental policy, and it may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. During the period of such a loan, the Fund typically receives the income on both the loaned securities and the collateral and thereby increases its yield. In certain circumstances, the Fund may receive a flat fee. Such loans are terminable at any time, and the borrower, after notice, will be required to return borrowed securities within five business days. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

  Portfolio Turnover. Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Manager in light of a change in circumstances in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Accordingly, while the Fund anticipates that its annual portfolio turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves certain tax consequences and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

  When-Issued Securities and Forward Commitment Transactions. The Fund may purchase or sell securities that it is entitled to receive on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitments in connection with such purchase transactions.

  There can be no assurance that a security purchased on a when-issued basis or purchased or sold for delayed delivery will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. The Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

  Standby Commitment Agreements. The Fund, from time to time, may enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of equity securities that may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.50% of the aggregate purchase price of the security that the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and presently will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of acquisition of such a commitment. The Fund at all times will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying a commitment.

  There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

  The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

  Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed yield for the Fund insulated from fluctuations in the market value of the underlying security during such period although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions that (i) have, in the opinion of the Manager, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement. In all instances, the Fund takes possession of the underlying securities when investing in repurchase agreements or purchase and sale contracts. Nevertheless, if the seller were to default on its obligation to repurchase a security under a repurchase agreement or purchase and sale contract and the market value of the underlying security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. The Fund may not invest more than 15% of its net assets in repurchase agreements or purchase and sale contracts maturing in more than seven days, together with all other illiquid securities.

                            INVESTMENT RESTRICTIONS

  The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies that are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Directors without shareholder approval. As a non-fundamental policy, the Fund may not borrow money or pledge its assets, except that the Fund (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowings, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. (However, at the present time, applicable law prohibits the Fund from purchasing securities on margin.) (The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin.) The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.

  As a non-fundamental policy, the Fund will not invest in securities that cannot readily be resold because of legal or contractual restrictions or that are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its net assets taken at market value would be invested in such securities. Notwithstanding the foregoing, the Fund may purchase without regard to this limitation securities that are not registered under the Securities Act, but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities which are freely tradeable in their primary market outside of the United States should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

NON-DIVERSIFIED STATUS

  The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments will be limited, however, in order to qualify for the special treatment afforded "regulated investment companies" under the Code. See "Additional Information--Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

  For purposes of the diversification requirements set forth above with respect to regulated investment companies, and to the extent required by the Commission, the Fund, as non-fundamental policy, will consider securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

  The Board of Directors of the Fund consists of six individuals, five of whom are not "interested persons," as defined in the Investment Company Act, of the Fund. The Board of Directors of the Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies under Maryland law and the Investment Company Act.

  The Directors of the Fund are:

  Arthur Zeikel*--Chairman of the Manager and its affiliate, FAM; Chairman and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML & Co.

  Donald Cecil--Special Limited Partner of Cumberland Partners (an investment partnership).

  Edward H. Meyer--Chairman of the Board, President and Chief Executive Officer of Grey Advertising Inc.

  Charles C. Reilly--Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnhold and S. Bleichroeder, Inc.

  Richard R. West--Dean Emeritus, New York University Leonard N. Stern School of Business Administration.

  Edward D. Zinbarg--Former Executive Vice President of The Prudential Insurance Company of America.
--------
* Interested person, as defined in the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  MLAM acts as the manager of the Fund and provides the Fund with management and investment advisory services. The Manager is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Manager or its affiliate, FAM, acts as the investment adviser to more than 140 registered investment companies and also offers portfolio management services to individuals and institutions. As of January 31, 1998, the Manager and FAM had a total of approximately $287.0 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager. The principal business address of the Manager is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

  The Fund has entered into a management agreement (the "Management Agreement") with the Manager. The Management Agreement provides that, subject to the direction of the Board of Directors of the Fund, the Manager is responsible for the actual management of the Fund's portfolio and will constantly review the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Board of Directors. The Manager provides the portfolio managers for the Fund, who consider analyses from various sources (including brokerage firms with which the Fund does business), make the necessary investment decisions and place orders for transactions accordingly. The Manager also is obligated to perform certain administrative and management services for the Fund and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Management Agreement.

  The Manager receives for its services to the Fund monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. For the fiscal period November 1, 1997 to December 31, 1997, the fee paid by the Fund to the Manager was $2,189,146 (based on average daily net assets of approximately $1.7 billion). For the fiscal year ended October 31, 1997, the fee paid by the Fund to the Manager was $9,957,530 (based on an average daily net assets of approximately $1.3 billion).

  The Manager has also entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an indirect, wholly-owned subsidiary of ML & Co. and an affiliate of the Manager, pursuant to which the Manager pays MLAM U.K. a fee for providing investment advisory services to the Manager with respect to the Fund in an amount to be determined from time to time by the Manager and MLAM U.K. but in no event in excess of the amount the Manager actually receives for providing services to the Fund pursuant to the Management Agreement. For the fiscal period November 1, 1997 to December 31, 1997, and for the fiscal year ended October 31, 1997, no fees were paid by the Manager to MLAM U.K. pursuant to such agreement. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Stephen I. Silverman, Senior Vice President of the Fund, is the Fund's Portfolio Manager. Mr. Silverman has been a First Vice President of the Manager since 1997 and Portfolio Manager of the Manager and its corporate predecessors since 1983. Mr. Silverman was a Vice President of the Manager and its corporate predecessors from 1983 to 1997. Mr. Silverman has been primarily responsible for the day-to-day management of the Fund's investment portfolio since it commenced operations.

  The Fund pays certain expenses incurred in its operations, including, among other things, the management fee; legal and audit fees; unaffiliated Directors' fees and expenses; registration fees; custodian and transfer agency fees; accounting and pricing costs; and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Also, accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the fiscal period November 1, 1997 to December 31, 1997, the Fund reimbursed the Manager $16,901 for accounting services. For the fiscal period November 1, 1997 to December 31, 1997, the annualized ratio of total expenses to average net assets for Class A, Class B, Class C and Class D shares was 0.96%, 1.98%, 1.98% and 1.21%, respectively. For the fiscal year ended October 31, 1997, the Fund reimbursed the Manager $191,495 for such accounting services. For the fiscal year ended October 31, 1997, the ratio of total expenses to average net assets for Class A, Class B, Class C and Class D shares was 0.97%, 1.99%, 1.99% and 1.22%, respectively.

CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act that incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

  The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

  The Transfer Agent, which is a subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing a beneficial interest of a person in the relevant share class or a record keeping system, provided the record keeping system is maintained by a subsidiary of ML & Co. For the fiscal period November 1, 1997 to December 31, 1997, and for the fiscal year ended October 31, 1997, the total fees paid by the Fund to the Transfer Agent were $335,183 and $1,444,814, respectively, pursuant to the Transfer Agency Agreement.

                              PURCHASE OF SHARES

  The Distributor, an affiliate of the Manager, FAM and Merrill Lynch, acts as the distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans, the minimum initial purchase is $100 and the minimum subsequent purchase is $1 and, for participants in certain fee-based programs, the minimum initial purchase is $500 and the minimum subsequent purchase is $50.

  The Fund offers its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis, depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing SM System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day, provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

  The Fund issues four classes of shares under the Merrill Lynch Select Pricing SM System, which permits each investor to choose the method of purchasing shares that he or she believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System is set forth under "Merrill Lynch Select Pricing SM System" on page 3.

  Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote on any material changes to expenses charged under the Class D Distribution
Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System.

                                             ACCOUNT
                                           MAINTENANCE DISTRIBUTION       CONVERSION
  CLASS          SALES CHARGE(/1/)             FEE         FEE             FEATURE
------------------------------------------------------------------------------------------
    A       Maximum 5.25% initial sales        No           No                No
                  charge(/2/)(/3/)
------------------------------------------------------------------------------------------
    B     CDSC for a period of four years,    0.25%        0.75%     B shares convert to
            at a rate of 4.0% during the                            D shares automatically
            first year, decreasing 1.0%                              after approximately
                  annually to 0.0%(/4/)                                eight years(/5/)
------------------------------------------------------------------------------------------
    C       1.0% CDSC for one year(/6/)       0.25%        0.75%              No
------------------------------------------------------------------------------------------
    D          Maximum 5.25% initial          0.25%         No                No
                 sales charge(/3/)

--------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply.
(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares, certain retirement plans and certain fee-based programs was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.
(6) The CDSC may be waived in connection with certain fee-based programs.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                                                DISCOUNT TO
                              SALES CHARGE AS SALES CHARGE AS SELECTED DEALERS
                               PERCENTAGE OF  PERCENTAGE* OF  AS PERCENTAGE OF
                               THE OFFERING   THE NET AMOUNT    THE OFFERING
AMOUNT OF PURCHASE                 PRICE         INVESTED          PRICE
------------------            --------------- --------------- ----------------
Less than $25,000............      5.25%           5.54%            5.00%
$25,000 but less than
 $50,000.....................      4.75            4.99             4.50
$50,000 but less than
 $100,000....................      4.00            4.17             3.75
$100,000 but less than
 $250,000....................      3.00            3.09             2.75
$250,000 but less than
 $1,000,000..................      2.00            2.04             1.80
$1,000,000 and over**........      0.00            0.00             0.00

--------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more and on Class A purchases by certain retirement plan investors and participants in connection with certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchase may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times, the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.

  During the fiscal period November 1, 1997 to December 31, 1997, the Fund sold 751,738 Class A shares for aggregate net proceeds of $9,068,512. The gross sales charges for the sale of Class A shares of the Fund for the period were $142, of which $3 and $139 were received by the Distributor and Merrill Lynch, respectively. During the fiscal year ended October 31, 1997, the Fund sold 5,152,431 Class A shares for aggregate net proceeds of $57,303,237. The gross sales charges for the sale of Class A shares of the Fund for the year were $914, of which $49 and $865 were received by the Distributor and Merrill Lynch, respectively. During the fiscal period November 1, 1997 to December 31, 1997, the Fund sold 1,489,446 Class D shares for aggregate net proceeds of $18,112,269. The gross sales charges for the sale of Class D shares of the Fund for the period were $78,699, of which $4,932 and $73,767 were received by the Distributor and Merrill Lynch, respectively. During the fiscal year ended October 31, 1997, the Fund sold 22,812,954 Class D shares for aggregate net proceeds of $235,349,723. The gross sales charges for the sale of Class D shares of the Fund for the period were $1,442,391, of which $96,252 and $1,346,139 were received by the Distributor and Merrill Lynch, respectively. The Distributor received no CDSCs for either period with respect to redemptions within one year after purchase of Class A or Class D shares purchased subject to a front-end sales charge waiver.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account, including participants in the Merrill Lynch Blueprint SM program, are entitled to purchase additional Class A shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Manager or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign owned banking institutions provided that the program or the branch has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder Services--Fee-Based Programs."

  Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access SM Accounts available through authorized employers. Subject to certain conditions, Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc., and Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc., who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.

  Class D shares are offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

  Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint SM Program.

  Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four-year CDSC, which declines each year, while Class C shares are subject only to a one-year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, automatically are converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Class B and Class C shares are both subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans." The proceeds from the ongoing account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealers' own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to the same account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services-- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charges--Class B Shares. Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the Class B CDSC:

                                                                CLASS B CDSC AS
                                                                  A PERCENTAGE
                                                                OF DOLLAR AMOUNT
                         YEAR SINCE PURCHASE                       SUBJECT TO
                            PAYMENT MADE                             CHARGE
                         -------------------                    ----------------
         0-1...................................................       4.00%
         1-2...................................................       3.00
         2-3...................................................       2.00
         3-4...................................................       1.00
         4 and thereafter......................................       None

  For the fiscal period November 1, 1997 to December 31, 1997, the Distributor received CDSCs of $295,557 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. For the fiscal year ended October 31, 1997, the Distributor received CDSCs of $1,162,975 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible applicable rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as redemption.

  To provide an example, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

  The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Code) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans. The CDSC also is waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares purchased within qualifying Employee Access SM Accounts. The Class B CDSC also is waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

  Contingent Deferred Sales Charges--Class C Shares. Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs." For the fiscal period November 1, 1997 to December 31, 1997, the Distributor received CDSCs of $9,766 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch. For the fiscal year ended October 31, 1997, the Distributor received CDSCs of $122,657 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares of the Fund will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase of the Class D shares or a sale of the Class B shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event that such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  The Conversion Period is modified for shareholders who purchase Class B shares through certain retirement plans which qualify for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.

  The Conversion Period also may be modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charges with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

  For the fiscal period November 1, 1997 to December 31, 1997, the Fund paid the Distributor $2,035,049 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $1.2 billion), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal period November 1, 1997 to December 31, 1997, the Fund paid the Distributor $373,926 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $223.7 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal period November 1, 1997 to December 31, 1997, the Fund paid the Distributor $102,950 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $246.4 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares. For the fiscal year ended October 31, 1997, the Fund paid the Distributor $9,355,347 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $935.5 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended October 31, 1997, the Fund paid the Distributor $1,696,508 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $169.7 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended October 31, 1997, the Fund paid the Distributor $484,472 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $193.8 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

  The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotional and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation.

  As of December 31, 1996, the last date for which fully allocated accrual data is available, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded fully allocated accrual revenues by approximately $22,103,000 (2.88% of Class B net assets at that date). As of December 31, 1997, direct cash expenses for the period since the commencement of operations of Class B shares exceeded direct cash revenues by $1,268,987

(.10% of Class B net assets at that date). As of December 31, 1996, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded fully allocated accrual revenues by approximately $1,058,000 (.77% of Class C net assets at that date). As of December 31, 1997, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $1,486,337 (.65% of Class C net assets at that date).

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares-- Conversion of Class B Shares to Class D Shares."

  Limitations on the Payment of Deferred Sales Charges. The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fees and the CDSCs). In connection with the Class B shares, the Distributor voluntarily has agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances, the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payments in excess of the amount payable under the NASD formula will not be made.

                             REDEMPTION OF SHARES

  The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION

  A shareholder wishing to redeem shares may do so, without charge, by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear on the Transfer Agent's register or on the certificates, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash or certified check drawn on a U.S. bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE

  The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally, 4:00 p.m., New York time) on the day received and that such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.

  The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.

  Redemption payments will be made within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                             SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Certain of such services are not available to investors who place purchase orders for the Fund's shares through the Merrill Lynch Blueprint SM Program. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive, at least quarterly, statements from the Transfer Agent. The statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements also will show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or

Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for such shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

SYSTEMATIC WITHDRAWAL PLANS

  A shareholder may elect to receive systematic withdrawal payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. A shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program, subject to certain conditions. With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Contingent Deferred Sales Charges-- Class B Shares" and "--Contingent Deferred Sales Charges--Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

AUTOMATIC INVESTMENT PLANS

  Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his or her regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more through the CMA(R) or CBA(R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  All dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Fund, without sales charge, at the net asset value per share next determined after the close of business on the NYSE on the ex-dividend date of such dividend or distribution. A shareholder, at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, may elect to have subsequent dividends, or both dividends and capital gains distributions, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemptions of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission.

  Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

  Shares of the Fund that are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other fund.

  Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares.

In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

FEE-BASED PROGRAMS

  Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at
(800) MER-FUND or (800) 637-3863.

                                PERFORMANCE DATA

  From time to time, the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The

Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time. In advertisements directed to investors whose purchases are subject to reduced sales charges in the case of Class A and Class D shares or waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans), performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to the Standard & Poor's 500 Index, the Financial Times/Standard & Poor's Actuarial World Indices, the Morgan Stanley Capital International Indices, the Dow Jones Industrial Average, or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. In addition, from time to time the Fund may include the Fund's risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid at least annually. All net realized capital gains, if any, are distributed as dividends to the Fund's shareholders at least annually. The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Additional Information--Determination of Net Asset Value." Dividends and distributions will be reinvested automatically in shares of the Fund at net asset value without a sales charge. However, a shareholder whose account is maintained at the Transfer Agent or whose account is maintained through Merrill Lynch may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. Capital gains distributions will be automatically reinvested in shares unless the shareholder elects to receive such distributions in cash.

  Gains or losses attributable to certain foreign currency transactions may increase or decrease the amount of the Fund's income available for distribution to shareholders. If such losses exceed other ordinary income during a taxable year, (a) the Fund would not be able to make any ordinary income dividend distributions and (b) all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as returns of capital to shareholders, rather than as ordinary income dividends, thereby reducing each shareholder's tax basis in the Fund shares for Federal income tax purposes and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset). For a detailed discussion of the Federal tax considerations relevant to foreign currency transactions, see "Additional Information--Taxes."

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in warrants, futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Recent legislation creates additional categories of capital gains taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above.

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. In the case of foreign taxes passed through by a RIC, the holding period requirements referred to above must be met by both the shareholder and the RIC. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  The Fund may invest up to 10% of its total assets in securities of other investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under recent legislation the Fund could elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it did not exceed prior increases. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.

  Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from financial futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming that the shares were held as a capital asset).

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period for the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

                               ----------------

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends also may be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined once daily as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m. New York time), on each day during which the NYSE is open for trading or on such other day that there is sufficient trading in portfolio securities that the net asset value of the Fund's shares may be materially affected. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

  The net asset value per share is computed by dividing the sum of the market values of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time to the nearest cent. Expenses, including the management fees payable to the Manager and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; in addition, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as obtained from one or more dealers. Other investments, including futures contracts and related options, are valued at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Directors.

ORGANIZATION OF THE FUND

  The Fund was incorporated under Maryland law on March 8, 1996. As of the date of this Prospectus, the Fund has an authorized capital of 600,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A, Class C and Class D each consists of 100,000,000 shares and Class B consists of 300,000,000 shares. Shares of Class A, Class B, Class C and Class D represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses relating to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses relating to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to distribution and/or account maintenance expenditures, as applicable. See "Purchase of Shares." The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matters submitted to a shareholder vote. The Fund does not intend to hold an annual meeting of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Also, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting, if such request is in compliance with applicable Maryland law. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities, except that, as noted above, Class B, Class C and Class D shares bear certain additional expenses.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

      Merrill Lynch Financial Data Services, Inc.
      P.O. Box 45289
      Jacksonville, FL 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this matter, please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at
(800) 637-3863.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

                                 APPENDIX

INVESTMENT PRACTICES INVOLVING THE USE OF OPTIONS, FUTURES AND FOREIGN EXCHANGE

  The Fund is authorized to engage in certain investment practices involving the use of options, futures and foreign exchange, as described below. Such instruments, which may be regarded as derivatives, are referred to collectively herein as "Strategic Instruments."

OPTIONS ON SECURITIES AND SECURITIES INDICES

  Purchasing Options The Fund is authorized to purchase put options on securities held in its portfolio or securities indices the performance of which is substantially correlated with securities held in its portfolio. When the Fund purchases a put option, in consideration for an up-front payment (the "option premium"), the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. In the event the market value of the portfolio holdings underlying the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put.

  The Fund is also authorized to purchase call options on securities it intends to purchase or securities indices the performance of which substantially correlates with the performance of the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium, the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium.

  The Fund may also purchase put or call options in connection with closing out put or call options it has previously sold. However, the Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost (option premiums paid) of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Writing Options. The Fund is authorized to write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which is substantially correlated with securities held in its portfolio. When the Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium and will realize a greater return than would have been realized on the underlying securities alone. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding.

  The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium, the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party the amount of any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write put options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its right under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. Buy writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund may write a put option on a security or a securities index as an anticipatory hedge or in connection with trading strategies involving combinations of options, for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a "spread").

  The Fund is also authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

  Other than with respect to closing transactions, the Fund will only write call or put options that are "covered." A call or put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Options, Futures and Currency Instruments" below. A call option will also be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities which substantially replicate the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

  Types of Options. The Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Investments" below.

FUTURES

  The Fund may engage in transactions in futures, including stock index futures contracts and financial futures contracts, and options thereon. Financial futures contracts are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. Stock index futures contracts are similar to other futures contracts except that they do not require actual delivery of securities but instead result in cash settlement based on the difference in value of the index between the time the contract was entered into and the time of its settlement.

  No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

  The sale of a futures contract for hedging purposes limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the expiration date of the futures contract. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

  The purchase of a futures contract as an anticipatory hedge may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction in a futures contract, however, the Fund may realize a loss relating to the futures position.

  The Fund will limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

FOREIGN EXCHANGE TRANSACTIONS

  The Fund may engage in forward foreign exchange transactions, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for the purpose of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the United States dollar.

  Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. The Fund will enter into foreign exchange transactions for the purpose of hedging either a specific transaction or a portfolio position. The Fund may enter into a forward foreign exchange transaction for purposes of hedging a specific transaction by, for example, entering into a contract to purchase a currency needed to settle a security transaction or entering into a contract to sell a currency in which the Fund anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by entering into a contract to purchase a currency in which the Fund anticipates acquiring a portfolio position in the near future.

  The Fund may also hedge against the decline in the value of a currency against the United States dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures" above.

  The Fund may also hedge against the decline in the value of a currency against the United States dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Options on Securities and Securities Indices--Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments" below.

  When entering into a transaction in a Currency Instrument, the Fund will not hedge a currency substantially in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. In addition, the Fund will not incur potential net liabilities of more than 33 1/3% of its total assets from Currency Instruments.

  Risk Factors in Hedging Foreign Currency Risks. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and lower its total return, as a result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur. It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available (such as certain developing markets) and it is not possible to engage in effective foreign currency hedging.

RISK FACTORS IN OPTIONS, FUTURES AND CURRENCY INSTRUMENTS

  Use of Strategic Instruments for hedging purposes involves the risk of imperfect correlation in movements in the value of the Strategic Instruments and the value of the instruments being hedged. If the value of the Strategic Instruments moves more or less than the value of the hedged instruments the Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

  The Fund intends to enter transactions involving Strategic Instruments only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Strategic Instrument or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Strategic Instrument without incurring substantial losses, if at all.

  Certain transactions in Strategic Instruments (e.g., forward foreign exchange transactions, futures transactions, sales of put options) may expose the Fund to potential losses which exceed the amount originally invested by the Fund in such instruments. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

ADDITIONAL RISK FACTORS OF OTC TRANSACTIONS; LIMITATIONS ON THE USE OF OTC STRATEGIC INSTRUMENTS

  Certain Strategic Instruments traded in OTC markets, including OTC options, may be substantially less liquid than other instruments in which the Fund may invest. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold or
(ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

  The staff of the Commission has taken the position that purchased OTC options and the assets underlying written OTC options are illiquid securities. The Fund has therefore adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the securities underlying OTC call options currently outstanding which have been sold by the Fund and margin deposits on the Fund's outstanding OTC options exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are deemed to be illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a dealer in U.S. government securities recognized as a "primary dealer" by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's exercise price).

  Because Strategic Instruments traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Strategic Instruments traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement. In particular, the Fund will engage in OTC Options, including OTC foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in U.S. Government Securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

ADDITIONAL LIMITATIONS ON THE USE OF STRATEGIC INSTRUMENTS

  The Fund may not use any Strategic Instrument to gain exposure to an asset or class of assets that it would be prohibited from purchasing directly by its investment restrictions.

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                                       52

     MERRILL LYNCH GLOBAL VALUE FUND, INC. -- AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------

NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
   BLUEPRINT SM PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINT SM PROGRAM APPLICATION BY CALLING (800) 637-3766.
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)
[_] Class A shares  [_] Class B shares  [_] Class C shares  [_] Class D shares of Merrill Lynch Global Value Fund, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

  Basis for establishing an Investment Account:
    A. I enclose a check for $............ payable to Merrill Lynch Financial
  Data Services, Inc. as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.

    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the Right of Accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)
1. ....................................     4. ................................
2. ....................................     5. ................................
3. ....................................     6. ................................
Name...........................................................................
  First Name                          Initial                          Last
                                                                       Name
Name of Co-Owner (if any)......................................................
                 First Name                   Initial                  Last
                                                                       Name
Address........................................................................
 .................................................... Date......................
                                       (Zip Code)
Occupation.............................     Name and Address of Employer ......
                                            ...................................
                                            ...................................
 .......................................     ...................................
          Signature of Owner                  Signature of Co-Owner (if any)
(In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

     Ordinary Income Dividends               Long-Term Capital Gains

     SELECT   [_] Reinvest                   SELECT  [_] Reinvest
     ONE:     [_] Cash                       ONE:    [_] Cash




If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: [_] Check or [_] Direct Deposit to bank account
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Global Value Fund, Inc. Authorization Form.

SPECIFY TYPE OF ACCOUNT (check one): [_] checking  [_] savings

Name on your Account ..........................................................

Bank Name .....................................................................

Bank Number ........................ Account Number ...........................

Bank Address ..................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor ........................................................

Signature of Depositor .................................. Date.................

(If joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

    MERRILL LYNCH GLOBAL VALUE FUND, INC. -- AUTHORIZATION FORM (PART 1) --
                                  (CONTINUED)
-------------------------------------------------------------------------------
3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER


           Social Security Number or Taxpayer Identification Number

  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Additional Information--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

  INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
-------------------------------------------------------------------------------
4. LETTER OF INTENTION--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                 ..................., 19......
Dear Sir/Madam:                                    Date of initial purchase

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Global Value Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:

 [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000    [_] $1,000,000
  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Fund's prospectus.

  I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc. my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Global Value Fund, Inc. held as security.

By: .................................    .....................................
        Signature of Owner                       Signature of Co-Owner
                                  (If registered in joint names, both must sign)

  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name.............................    (2) Name.............................

Account Number.......................    Account Number.......................
-------------------------------------------------------------------------------

5. FOR DEALER ONLY
    Branch Office, Address, Stamp        We hereby authorize Merrill Lynch
                                         Funds Distributor, Inc. to act as
-                                  -     our agent in connection with
                                         transactions under this
                                         authorization form and agree to
                                         notify the Distributor of any
                                         purchases or sales made under a
                                         Letter of Intention, Automatic
                                         Investment Plan or Systematic
                                         Withdrawal Plan. We guarantee the
-                                  -     shareholder's signature.

This form when completed should be       .....................................
mailed to:                                      Dealer Name and Address

   Merrill Lynch Global Value            By: .................................
    Fund, Inc.                              Authorized Signature of Dealer
   c/o Merrill Lynch Financial Data
    Services, Inc.                       [ ][ ][ ]   [ ][ ][ ][ ] ..............
   P.O. Box 45289                        Branch Code    F/C No.   F/C Last Name
   Jacksonville, Florida 32232-5289
                                         [ ][ ][ ]   [ ][ ][ ][ ][ ]
                                           Dealer's Customer A/C No.

     MERRILL LYNCH GLOBAL VALUE FUND, INC. -- AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL PLAN OR THE AUTOMATIC INVESTMENT PLANS ONLY.
-------------------------------------------------------------------------------


1. ACCOUNT REGISTRATION
(Please Print)

Name of Owner..........................     Social Security Number or
      First Name      Initial       Last     Taxpayer Identification
      Name                                           Number

Name of Co-Owner (if any)............................
               First Name     Initial      Last Name

Address................................    Account Number ....................
                                           (if existing account)
 .......................................
                             (Zip Code)
-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN (See terms and conditions in the Statement of Additional Information)

  MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A, [_] Class B*, [_] Class C* or [_] Class D shares in Merrill Lynch Global Value Fund, Inc. at cost or current offering price. Withdrawals to be made either (check one) [_] Monthly on the 24th day of each month, or [_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawals in or as soon as possible thereafter.
      (month)

SPECIFY THE AMOUNT OF THE WITHDRAWAL YOU WOULD LIKE PAID TO YOU: $      of
(check one) [_] Class A, [_] Class B*, [_] Class C* or [_] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (check one)

(a)I hereby authorize payment by check

  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (please print)......................................................

Address .......................................................................

   ..........................................................................

Signature of Owner..................................... Date..................

Signature of Co-Owner (if any).................................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [_] checking [_] savings

Name on your Account...........................................................

Bank Name......................................................................

Bank Number........................ Account Number............................

Bank Address...................................................................

     ........................................................................

Signature of Depositor................................. Date..................

Signature of Depositor.........................................................
(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.
-------

* Annual withdrawal cannot exceed 10% of the value of shares of such class held in the account at the time the election to join the systematic withdrawal plan is made.

    MERRILL LYNCH GLOBAL VALUE FUND, INC. -- AUTHORIZATION FORM (PART 2) --
                                  (CONTINUED)
-------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account described below each month to purchase (choose one):

  [_] Class A shares  [_] Class B shares  [_] Class C shares  [_] Class D shares of Merrill Lynch Global Value Fund, Inc. subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                                           AUTHORIZATION TO HONOR ACH DEBITS
    MERRILL LYNCH FINANCIAL DATA           DRAWN BY MERRILL LYNCH FINANCIAL
           SERVICES, INC.                         DATA SERVICES, INC.

YOU ARE HEREBY AUTHORIZED TO DRAW AN
ACH DEBIT EACH MONTH ON MY BANK
ACCOUNT FOR INVESTMENT IN MERRILL        To...............................Bank
LYNCH GLOBAL VALUE FUND, INC. AS                       (Investor's Bank)
INDICATED BELOW:
                                         Bank Address.........................
  Amount of each ACH debit $........

  Account No. ......................     City...... State...... Zip Code......


Please date and invest ACH               As a convenience to me, I hereby
debits on the 20th of each month         request and authorize you to pay and
beginning________or as soon              charge to my account ACH debits
          (month)                        drawn on my account by and payable
thereafter as possible.                  to Merrill Lynch Financial Data
                                         Services, Inc. I agree that your
                                         rights in respect to each such debit
  I agree that you are drawing these     shall be the same as if it were a
ACH debits voluntarily at my request     check drawn on you and signed
and that you shall not be liable for     personally by me. This authority is
any loss arising from any delay in       to remain in effect until revoked
preparing or failure to prepare any      personally by me in writing. Until
such debit. If I change banks or         you receive such notice, you shall
desire to terminate or suspend this      be fully protected in honoring any
program, I agree to notify you           such debit. I further agree that if
promptly in writing. I hereby            any such debit be dishonored,
authorize you to take any action to      whether with or without cause and
correct erroneous ACH debits of my       whether intentionally or
bank account or purchases of Fund        inadvertently, you shall be under no
shares including liquidating shares      liability.
of the Fund and crediting my bank
account. I further agree that if a       ............   .....................
debit is not honored upon                    Date           Signature of
presentation, Merrill Lynch Financial                         Depositor
Data Services, Inc. is authorized to
discontinue immediately the Automatic    ............   .....................
Investment Plan and to liquidate             Bank      Signature of Depositor
sufficient shares held in my account       Account       (If joint account,
to offset the purchase made with the        Number         both must sign)
dishonored debit.

 ............    .....................
    Date            Signature of
                      Depositor

                ......................
               Signature of Depositor
                 (If joint account,
                   both must sign)




NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                   [This page intentionally left blank]

                   [This page intentionally left blank]

                                    MANAGER
                         Merrill Lynch Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                                   CUSTODIAN

                         Brown Brothers Harriman & Co.
                                40 Water Street
                          Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL

                                Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER IN-FORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTI-TUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                              -------------------
                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Fee Table.................................................................   2
Merrill Lynch Select Pricing SM System....................................   3
Financial Highlights......................................................   8
Risk Factors and Special Considerations...................................   9
Investment Objective and Policies.........................................  13
 Description of Certain Investments.......................................  14
 Other Investment Policies and Practices..................................  17
Investment Restrictions...................................................  20
 Non-Diversified Status...................................................  21
Management of the Fund....................................................  22
 Board of Directors.......................................................  22
 Management and Advisory Arrangements.....................................  22
 Code of Ethics...........................................................  23
 Transfer Agency Services.................................................  24
Purchase of Shares........................................................  24
 Initial Sales Charge Alternatives--
  Class A and Class D Shares..............................................  26
 Deferred Sales Charge Alternatives--
  Class B and Class C Shares..............................................  29
 Distribution Plans.......................................................  32
Redemption of Shares......................................................  34
 Redemption...............................................................  35
 Repurchase...............................................................  35
 Reinstatement Privilege--
  Class A and Class D Shares..............................................  36
Shareholder Services......................................................  36
 Investment Account.......................................................  36
 Systematic Withdrawal Plans..............................................  37
 Automatic Investment Plans...............................................  37
 Automatic Reinvestment of Dividends and Capital Gains Distributions......  37
 Exchange Privilege.......................................................  38
 Fee-Based Programs.......................................................  39
Performance Data..........................................................  39
Additional Information....................................................  40
 Dividends and Distributions..............................................  40
 Taxes....................................................................  41
 Determination of Net Asset Value.........................................  44
 Organization of the Fund.................................................  45
 Shareholder Reports......................................................  45
 Shareholder Inquiries....................................................  45
Appendix..................................................................  46
 Options on Securities and Securities Indices.............................  46
 Futures..................................................................  48
 Foreign Exchange Transactions............................................  48
 Risk Factors in Options, Futures and Currency Instruments................  50
 Additional Risk Factors of OTC Transactions; Limitations on the Use of
  OTC Strategic Instruments...............................................  50
 Additional Limitations on the Use of Strategic Instruments...............  51
Authorization Form........................................................  53

                                                           Code #19001-0298

LOGO    MERRILL LYNCH

Merrill Lynch
Global Value Fund, Inc.

[ART]


PROSPECTUS


February 27, 1998

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                     MERRILL LYNCH GLOBAL VALUE FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011--PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Global Value Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company that seeks long-term capital appreciation by investing primarily in equity securities of issuers located in various foreign countries and the United States that Merrill Lynch Asset Management, L.P., the manager of the Fund ("MLAM" or the "Manager"), believes represent investment value. The Manager will seek to identify securities whose market prices are low when compared to certain valuation measurements, and which, therefore, represent investment value. The Fund may employ a variety of techniques, including derivative investments, to hedge against market and currency risk and gain exposure to equity markets. There can be no assurance that the Fund's investment objective will be achieved.

                               ----------------

  Pursuant to the Merrill Lynch Select Pricing SM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated February 27, 1998 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing to the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                               ----------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER

             MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               ----------------

  The date of this Statement of Additional Information is February 27, 1998.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek long-term capital appreciation by investing primarily in equity securities of issuers located in various foreign countries and the United States that the Manager believes represent investment value. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

  For purposes of the Fund's investment objective, an issuer ordinarily would be considered to be located in the country under the laws of which it is organized or where the primary trading market of its securities is located. The Fund, however, may consider an issuer to be located in a country, without reference to its domicile or to the primary trading market of its securities, when at least 50% of its non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in such country. The Fund also may consider a security that is denominated in a particular country's currency to be a security of an issuer in such country without reference to the principal trading market of the security or to the location of its issuer. Additionally, the Fund may consider a derivative product tied to securities or issuers located in a particular country to be the security of an issuer in that country. The Fund also may consider investment companies to be located in the country or countries in which they primarily make their portfolio investments.

  The securities markets of many countries at times in the past have moved relatively independently of one another due to different economic, financial, political and social factors. When such lack of correlation, or negative correlation, in movements of these securities markets occurs, it may reduce risk for the Fund's portfolio as a whole. This negative correlation also may offset unrealized gains the Fund has derived from movements in a particular market. To the extent the various markets move independently, total portfolio volatility is reduced when the various markets are combined into a single portfolio. Of course, movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected by changes in exchange rates.

  While it is the policy of the Fund generally not to engage in trading for short-term gains, the Manager will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. As a result of the investment policies described in the Prospectus, the Fund's portfolio turnover rate may be higher than that of other investment companies. Accordingly, while the Fund anticipates that its annual portfolio turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. For the fiscal year ended October 31, 1997, the Fund's portfolio turnover rate was 77.65%. For the fiscal period November 1, 1997 to December 31, 1997, the Fund's portfolio turnover rate was 24.49%.

  The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis on each day the Fund determines its net asset value in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See "Redemption of Shares." Under present conditions, the Manager does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

OTHER INVESTMENT POLICIES AND PRACTICES

  Portfolio Strategies Involving Futures, Options and Forward Foreign Exchange Transactions. The Fund is authorized to engage in certain investment practices involving the use of options, futures and foreign exchange that may expose the Fund to certain risks. These investment practices and the associated risks are described in detail in the Appendix attached to the Prospectus.

  Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments are limited, however, in order to allow the Fund to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." To qualify, the Fund complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

  When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitment in connection with such purchase transactions.

  There can be no assurance that a security purchased on a when-issued basis or purchased or sold through a forward commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. The Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

  Standby Commitment Agreements. The Fund, from time to time, may enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of equity securities which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.50% of the aggregate purchase price of the security that the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and presently will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of acquisition of such a commitment. The Fund at all times will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying a commitment.

  There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

  The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

  Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions which (i) have, in the opinion of the Manager, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. Under a repurchase agreement or a purchase and sale contract, the seller agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the price at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community. The Fund may not invest more than 15% of its net assets in repurchase agreements or purchase and sale contracts maturing in more than seven days together with all other illiquid investments.

  Lending of Portfolio Securities. Subject to the investment restrictions set forth in the Prospectus and herein, the Fund may lend securities from its portfolio to approved borrowers and receive collateral in cash or securities issued or guaranteed by the U.S. Government, which collateral is maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrowers to use such securities for delivery to purchasers when such borrowers have sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total return on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time, and the borrower, after notice, will be required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

INVESTMENT RESTRICTIONS

  The Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which, for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund may not:

    1. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    2. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed to be the making of investments for the purpose of exercising control or management.

    3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

    4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

    5. Issue senior securities to the extent such issuance would violate applicable law.

    6. Borrow money, except that the Fund (i) may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    7. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

    8. Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without the Fund registering as a commodity pool operator under the Commodity Exchange Act.

  Under the non-fundamental investment restrictions, the Fund may not:

    a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently allows the Fund to purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds") provision of the Investment Company Act, at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

    b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund does not, however, currently intend to engage in short sales, except short sales "against the box."

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions, or which cannot otherwise be marketed, redeemed, put to the issuer or to a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction.

    d. Notwithstanding fundamental investment restriction (6) above, borrow money or pledge its assets, except that the Fund (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowings, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. However, at the present time, applicable law prohibits the Fund from purchasing securities on margin. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income. The Fund will not purchase securities while borrowings exceed 5% of its total assets.

  Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Manager or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund's existing OTC options on financial futures contracts exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

  In addition, as a non-fundamental policy which may be changed by the Board of Directors and to the extent required by the Commission or its staff, the Fund will, for purposes of investment restriction (1), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

  As another non-fundamental policy, the Fund will not invest in securities that are (a) subject to material legal restrictions on repatriation of assets or (b) cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its net assets, taken at market value, would be invested in such securities.

  Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Fund, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  Information about the Directors, executive officers and portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of the portfolio manager and of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (65)--President and Director(1)(2)--Chairman of the Manager (which term, as used herein, includes its corporate predecessors) and Chairman of Fund Asset Management, L.P. ("FAM," which term, as used herein, includes its corporate predecessors) since 1997; President of the Manager and FAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997 and Director thereof since 1993; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.

  Donald Cecil (71)--Director(2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

  Edward H. Meyer (71)--Director(2)--777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors Inc. and Harman International Industries, Inc.

  Charles C. Reilly (66)--Director(2)--9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television since 1986.

  Richard R. West (60)--Director(2)--Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company) and Alexander's, Inc. (real estate company).

  Edward D. Zinbarg (63)--Director(2)--5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

  Terry K. Glenn (57)--Executive Vice President(1)(2)--Executive Vice President of the Manager and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Norman R. Harvey (64)--Senior Vice President(1)(2)--Senior Vice President of the Manager and FAM since 1982; Senior Vice President of Princeton Services since 1993.

  Stephen I. Silverman (47)--Senior Vice President and Portfolio
Manager(1)(2)--First Vice President of the Manager since 1997; Vice President of the Manager from 1983 to 1997; Portfolio Manager of the Manager since 1983.

  Donald C. Burke (37)--Vice President(1)(2)--First Vice President of the Manager since 1997; Vice President of the Manager from 1990 to 1997; Director of Taxation of the Manager and FAM since 1990.

  Gerald M. Richard (48)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Manager and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer thereof since 1984.

  Barbara G. Fraser (54)--Secretary(1)(2)--First Vice President of the Manager and FAM since 1996; Vice President of the Manager from 1994 to 1996; attorney in private practice from 1991 to 1994.
--------
(1)Interested person, as defined in the Investment Company Act, of the Fund.

(2) Such Director or officer is a director, trustee or officer of one or more additional investment companies for which the Manager or its affiliate, FAM, acts as investment adviser or manager.

  At January 31, 1998, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund, owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

COMPENSATION OF DIRECTORS

  The Fund pays each Director who is not affiliated with the Manager (each, a "non-affiliated Director") a fee of $3,500 per year plus $500 per Board meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all of the non-affiliated Directors, at a rate of $500 per Committee meeting attended. The Chairman of the Committee receives an additional fee of $250 per Committee meeting attended. For the fiscal year ended October 31, 1997, fees and expenses paid to the non-affiliated Directors aggregated $37,950. For the fiscal period November 1, 1997 to December 31, 1997, fees and expenses paid to such non-affiliated Directors aggregated $22,284.

  The following table sets forth, for the fiscal year ended October 31, 1997, compensation paid by the Fund to the non-affiliated Directors, and for the calendar year ended December 31, 1997, the aggregate compensation paid by all registered investment companies advised by the Manager and its affiliate, FAM ("MLAM/FAM-Advised Funds") to the non-affiliated Directors.

                                                                   AGGREGATE
                                                                  COMPENSATION
                                                  PENSION OR     FROM FUND AND
                                                  RETIREMENT         OTHER
                                               BENEFITS ACCRUED MLAM/FAM-ADVISED
                                  COMPENSATION AS PART OF FUNDS  FUNDS PAID TO
        NAME OF DIRECTOR           FROM FUND       EXPENSES       DIRECTORS(1)
        ----------------          ------------ ---------------- ----------------
  Donald Cecil...................    $8,500          None           $280,350
  Edward H. Meyer................    $6,000          None           $222,100
  Charles C. Reilly..............    $7,500          None           $313,000
  Richard R. West................    $7,500          None           $290,000
  Edward D. Zinbarg..............    $7,500          None           $133,500

--------

(1) The Directors serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Cecil (33 registered investment companies consisting of 33 portfolios); Mr. Meyer (33 registered investment companies consisting of 33 portfolios); Mr. Reilly (46 registered investment companies consisting of 59 portfolios); Mr. West (47 registered investment companies consisting of 69 portfolios); and Mr. Zinbarg (18 registered investment companies consisting of 18 portfolios).

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Fund--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

  Securities held by the Fund also may be held by, or be appropriate investments for, other funds or investment advisory clients for which the Manager or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Manager for the Fund or other funds for which it acts as investment adviser or for its other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  The Fund has entered into a management agreement with the Manager (the "Management Agreement"). As described in the Prospectus, the Manager receives for its services to the Fund monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. For the fiscal period November 1, 1997 to December 31, 1997, the total advisory fees paid by the Fund to the Manager aggregated $2,189,146. For the fiscal year ended October 31, 1997, the total advisory fees paid by the Fund to the Manager aggregated $9,957,530.

  The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Manager or its affiliates. The Fund pays all other expenses incurred in its operation, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the custodian, any sub-custodian and transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the fiscal period November 1, 1997 to December 31, 1997, the Fund reimbursed the Manager $16,901 for accounting services. For the fiscal year ended October 31, 1997, the amount of such reimbursement was $191,495. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of its shares. Certain expenses in connection with the distribution of Class B, Class C and Class D shares will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares--Distribution Plans."

  As described in the Prospectus, the Manager has also entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Manager with respect to the Fund. For the fiscal period November 1, 1997 to December 31, 1997 and for the fiscal year ended October 31, 1997, no fees were paid by the Manager to MLAM U.K. pursuant to such agreement.

  The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services.ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. Similarly, the following entities may be considered "controlling persons" of MLAM U.K.: Merrill Lynch Europe Limited (MLAM U.K.'s parent), a subsidiary of ML International Holdings, a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

  Duration and Termination. Unless earlier terminated as described below, the Management Agreement and the sub-advisory agreement will continue in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contracts or "interested persons" (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of a majority of the shareholders of the Fund.

                              PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

  The Fund issues four classes of shares under the Merrill Lynch Select Pricing SM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shares may vote on any material changes to the expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by the Manager or an affiliate, FAM. Funds advised by the Manager or FAM that utilize the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds."

  The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described under "Management of the Fund--Management and Advisory Arrangements."

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  The Fund sells its Class A and Class D shares through the Distributor and Merrill Lynch, as dealers. The gross sales charges for the sale of Class A shares for the fiscal period November 1, 1997 to December 31, 1997, were $142, of which $3 and $139 were received by the Distributor and Merrill Lynch, respectively. The gross sales charges for the sale of Class A shares for the fiscal year ended October 31, 1997, were $914, of which $49 and $865 were received by the Distributor and Merrill Lynch, respectively. The gross sales charges for the sale of Class D shares for the fiscal period November 1, 1997 to December 31, 1997, were $78,699, of which $4,932 and $73,767 were received by the Distributor and Merrill Lynch, respectively. The gross sales charges for the sale of Class D shares for the fiscal year ended October 31, 1997, were $1,442,391, of which $96,252 and $1,346,139 were received by the Distributor and Merrill Lynch, respectively. During such periods, the Distributor received no contingent deferred sales charges ("CDSCs") with respect to redemptions within one year after purchase of Class A or Class D shares purchased subject to a front-end sales charge waiver.

  The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

  Closed-End Fund Investment Option. Class A shares of the Fund and of other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Manager or its affiliate, FAM, who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merril Lynch Select Pricing SM System commenced operations), and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994, and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met: first, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be reinvested immediately in Eligible Class A or Class D Shares; second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering; third, the closed-end fund shares must have been maintained continuously in a Merrill Lynch securities account; and fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

  Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

REDUCED INITIAL SALES CHARGES

  Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at Merrill Lynch Financial Data Services, Inc., the Fund's transfer agent (the "Transfer Agent"). The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A or Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter otherwise would be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase.

  The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market Fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

  Merrill Lynch Blueprint SM Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint SM Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $5,000 at 3.50% and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are being offered at net asset value plus a sales charge of
 .50% of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

  Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from Employer Sponsored Retirement and Savings Plans (as defined below) whose trustee and/or plan sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.

  Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  TMA SM Managed Trusts. Class A shares are offered to TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

  Employee Access SM Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access SM Accounts available through authorized employers. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  Purchase Privilege of Certain Persons. Directors of the Fund, directors and trustees of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes the Manager, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Fund at net asset value.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund also are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such fund was subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities at all times shall remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, that are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

  Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors that they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan may be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor voluntarily has agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances, the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payments in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of December 31, 1997, with respect to the Class B and Class C shares of the Fund, indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to Class B shares, the Distributor's voluntary maximum.


                                               DATA CALCULATED AS OF DECEMBER 31, 1997
                          ---------------------------------------------------------------------------------
                                   ALLOWABLE ALLOWABLE             AMOUNTS                     ANNUAL
                          ELIGIBLE AGGREGATE  INTEREST  MAXIMUM   PREVIOUSLY   AGGREGATE    DISTRIBUTION
                           GROSS     SALES   ON UNPAID  AMOUNT     PAID TO      UNPAID     FEE AT CURRENT
                          SALES(1)  CHARGES  BALANCE(2) PAYABLE DISTRIBUTOR(3)  BALANCE  NET ASSET LEVEL(4)
                          -------- --------- ---------- ------- -------------- --------- ------------------
                                                           (IN THOUSANDS)
CLASS B SHARES, FOR THE
 PERIOD
 NOVEMBER 1, 1996 (COM-
 MENCEMENT OF OPERA-
 TIONS) TO DECEMBER 31,
 1997:
Under NASD Rule as
 Adopted................  $942,113  $58,882    $5,074   $63,956    $10,172      $53,784        $9,340
Under Distributor's Vol-
 untary Waiver..........  $942,113  $58,882    $4,711   $63,593    $10,172      $53,421        $9,340
CLASS C SHARES, FOR THE
 PERIOD
 NOVEMBER 1, 1996 (COM-
 MENCEMENT OF OPERA-
 TIONS) TO DECEMBER 31,
 1997:
Under NASD Rule as
 Adopted................  $199,892  $12,493    $1,035   $13,528    $ 1,685      $11,843        $1,722

--------
(1) Purchase price of all eligible Class B or Class C shares sold during periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1%, as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. See "Purchase of Shares--Distribution Plans" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFA SM) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.

(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum (with respect to Class B and Class C shares) or the voluntary maximum (with respect to Class B shares).

                              REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days after the tender of such shares only for periods during which trading on the NYSE is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission by order may permit for the protection of shareholders of the Fund.

  The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

DEFERRED SALES CHARGES--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in certain instances including in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies in the case of such withdrawals are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal period November 1, 1997 to December 31, 1997, the Distributor received CDSCs of $295,557 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. For the fiscal year ended October 31, 1997, the Distributor received CDSCs of $1,162,975 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor during these periods may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs. For the fiscal period November 1, 1997 to December 31, 1997 and for the fiscal year ended October 31, 1997 the Distributor received CDSCs of $9,766 and $122,657, respectively, with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  Merrill Lynch Blueprint SM Program. Class B shares are offered to certain participants in Blueprint SM. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other investors in Class B shares. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of the Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. In executing such transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund has no obligation to deal with any broker or group of brokers in execution of transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Fund, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

  The Fund does not use any particular broker or dealer, and brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement. If, in the judgment of the Manager, the Fund will benefit from supplemental research services, the Manager is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. The expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information, and the Manager may use such information in servicing its other accounts. Whether or not a particular broker-dealer sells shares of the Fund neither qualifies nor disqualifies such broker-dealer to execute transactions for the Fund.

  For the fiscal period November 1, 1997 to December 31, 1997, the Fund paid total brokerage commissions of $1,271,103, of which $175,875 or 13.84% was paid to Merrill Lynch for effecting 13.18% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended October 31, 1997, the Fund paid total brokerage commissions of $6,527,182, of which $396,160 or 6.07% was paid to Merrill Lynch for effecting 4.54% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions.

  The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

  Foreign equity securities may be held by the Fund in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, as well as GDRs traded in the United States, will be subject to negotiated commission rates.

  The Fund may invest in securities traded in the OTC markets and intends to deal directly with the dealers who make markets in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own account, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, affiliated persons of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See "Investment Objective and Policies--Investment Restrictions."

  The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategies.

  The Board of Directors has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Board will reconsider this matter from time to time.

  Section 11(a) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

                        DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of the Fund will be determined by the Manager once daily Monday through Friday, as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The Fund also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the investment advisory fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class D shares, reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities, including ADRs, EDRs or GDRs, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation.

Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Directors.

  Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Directors.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an "Investment Account" and will receive, at least quarterly, statements from the Transfer Agent. The statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of income dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of income dividends.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

  Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for the shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

AUTOMATIC INVESTMENT PLANS

  A U.S. shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. An investor whose shares of the Fund are held within a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of the shares of the Fund, without a sales charge, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed on or about the payment date. Cash payments also can be directly deposited to the shareholder's bank account. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

  Shareholders may, at any time, notify Merrill Lynch in writing if the shareholder's account is maintained by Merrill Lynch or notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) if the shareholder's account is maintained by the Transfer Agent that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa, and commencing ten days after receipt by the Transfer Agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS

  A shareholder may elect to make systematic withdrawals from an Investment Account of Class A, Class B, Class C or Class D shares in the form of payments by check or through automatic payment by direct deposit on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based upon cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having such a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined at the close of business of the NYSE (currently 4:00 p.m., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed or the direct deposit of the withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in his or her Investment Account automatically are reinvested in shares of the Fund. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

  Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  A shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

  With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares-- Contingent Deferred Sales Charges--Class B Shares" and "--Contingent Deferred Sales Charges--Class C Shares" in the Prospectus. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares-- Conversion of Class B Shares to Class D Shares" in the Prospectus; if an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares will be exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds as follows: Class A shares may be exchanged for shares of Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchanges within certain retirement plans), Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund; Class B, Class C and Class D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Institutional Tax-Exempt Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into Class A or Class D shares of the other funds or into shares of certain money market funds with a reduced or without a sales charge.

  In addition, each of the funds with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding Class B or Class C shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B or Class C shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B or Class C shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

  Shareholders also may exchange shares of the Fund into shares of certain money market funds advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC, or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund that were acquired as a result of an exchange for Class B or Class C shares of the Fund, in turn, may be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the newly-acquired fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Merrill

Lynch Institutional Fund for cash. At the time of this redemption, the 2.0% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Merrill Lynch Institutional Fund will be payable. If instead of such redemption the shareholder exchanged such shares for Class B shares of a fund that the shareholder continues to hold for an additional two and a half years, any subsequent redemption would not incur a CDSC.

  Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

  To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other MLAM-advised funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and thereafter may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                                     TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in warrants, futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Recent legislation creates additional categories of capital gains taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above.

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends, and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. In the case of foreign taxes passed through by a RIC, the holding period requirements referred to above must be met by both the shareholder and the RIC. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period for the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61 day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income determined on a calendar year basis and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

  The Fund may invest up to 10% of its total assets in securities of other investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under recent legislation the Fund could elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it did not exceed prior increases. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.

TAX TREATMENT OF FUTURES, OPTIONS AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

  The Fund may write, purchase or sell futures, options or forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

  A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

  Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in futures, options, forward foreign exchange contracts and equity swaps. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in futures, options, forward foreign exchange contracts and equity swaps.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

  In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

  Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

  The Treasury Department has the authority to issue regulations concerning the recharacterization of principal repayments and interest payments with respect to debt obligations issued in hyperinflationary currencies, which may include the currencies of certain countries in which the Fund intends to invest. To date, no such regulations have been issued.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends also may be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

  Set forth in the tables below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                                   CLASS A SHARES                      CLASS B SHARES
                         ----------------------------------- -----------------------------------
                                           REDEEMABLE VALUE                    REDEEMABLE VALUE
                          EXPRESSED AS A   OF A HYPOTHETICAL  EXPRESSED AS A   OF A HYPOTHETICAL
                         PERCENTAGE BASED  $1,000 INVESTMENT PERCENTAGE BASED  $1,000 INVESTMENT
                         ON A HYPOTHETICAL   AT THE END OF   ON A HYPOTHETICAL   AT THE END OF
         PERIOD          $1,000 INVESTMENT    THE PERIOD     $1,000 INVESTMENT    THE PERIOD
         ------          ----------------- ----------------- ----------------- -----------------
                                               AVERAGE ANNUAL TOTAL RETURN
                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended December
 31, 1997...............      17.50%           $1,175.00          18.80%           $1,188.00
Inception (November 1,
 1996) to December 31,
 1997...................      16.65%           $1,196.40          18.48%           $1,218.30
                                                   ANNUAL TOTAL RETURN
                                      (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended December
 31, 1997...............      24.01%           $1,240.10          22.80%           $1,228.00
Inception (November 1,
 1996) to December 31,
 1996...................       1.82%           $1,018.20           1.66%           $1,016.60
                                                 AGGREGATE TOTAL RETURN
                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (November 1,
 1996) to December 31,
 1997...................      19.64%           $1,196.40          21.83%           $1,218.30
                                   CLASS C SHARES                      CLASS D SHARES
                         ----------------------------------- -----------------------------------
                                           REDEEMABLE VALUE                    REDEEMABLE VALUE
                          EXPRESSED AS A   OF A HYPOTHETICAL  EXPRESSED AS A   OF A HYPOTHETICAL
                         PERCENTAGE BASED  $1,000 INVESTMENT PERCENTAGE BASED  $1,000 INVESTMENT
                         ON A HYPOTHETICAL   AT THE END OF   ON A HYPOTHETICAL   AT THE END OF
         PERIOD          $1,000 INVESTMENT    THE PERIOD     $1,000 INVESTMENT    THE PERIOD
         ------          ----------------- ----------------- ----------------- -----------------
                                               AVERAGE ANNUAL TOTAL RETURN
                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended December
 31, 1997...............      21.80%           $1,218.00          17.21%           $1,172.10
Inception (November 1,
 1996) to December 31,
 1997...................      20.99%           $1,248.40          16.37%           $1,193.00
                                                   ANNUAL TOTAL RETURN
                                      (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended December
 31, 1997...............      22.80%           $1,228.00          23.71%           $1,237.10
Inception (November 1,
 1996) to December 31,
 1996...................       1.66%           $1,016.60           1.78%           $1,017.80
                                                 AGGREGATE TOTAL RETURN
                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (November 1,
 1996) to December 31,
 1997...................      24.84%           $1,248.40          19.30%           $1,193.00

  In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account reduced, and not the maximum, sales charge or may not take into account the CDSC and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses may be deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Fund was incorporated under Maryland law on March 8, 1996. As of the date of this Statement of Additional Information, the Fund has an authorized capital of 600,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A, Class C and Class D each consists of 100,000,000 shares and Class B consists of 300,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent interests in the same assets of the Fund and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors and on any other matters submitted to a vote of shareholders. The Fund does not intend to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to elect Directors. Also, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share of Class A, Class B, Class C and Class D Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case. Shareholders may, in accordance with Maryland law, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors at the request of 25% of the outstanding shares of the Fund. A director may be removed at a special meeting of shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors.

  The Manager provided the initial capital for the Fund by purchasing 10,000 shares of common stock of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Fund were paid by the Fund and are being amortized over a period not exceeding five years. The proceeds realized by the Manager upon the redemption of any of the shares initially purchased by it will be reduced by the proportional amount of the unamortized organizational expenses that the number of such initial shares being redeemed bears to the number of shares initially purchased.

COMPUTATION OF OFFERING PRICE PER SHARE

  An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets on December 31, 1997 and October 31, 1997 and its shares outstanding on those dates is calculated as set forth below:

As of December 31, 1997:

                              CLASS A      CLASS B       CLASS C      CLASS D
                            ----------- -------------- ------------ ------------
Net Assets................  $63,075,336 $1,251,956,493 $229,600,929 $258,867,662
                            =========== ============== ============ ============
Number of Shares Outstand-
 ing......................    5,251,108    104,624,133   19,189,181   21,570,616
                            =========== ============== ============ ============
Net Asset Value Per Share
 (net assets divided by a
 number of shares
 outstanding).............  $     12.01 $        11.97 $      11.97 $      12.00
Sales Charge (for Class A
 and Class D shares: 5.25%
 of offering price; (5.54%
 of net asset value per
 share))*.................          .67             **           **          .66
                            ----------- -------------- ------------ ------------
Offering Price............  $     12.68 $        11.97 $      11.97 $      12.66
                            =========== ============== ============ ============

As of October 31, 1997:
                              CLASS A      CLASS B       CLASS C      CLASS D
                            ----------- -------------- ------------ ------------
Net Assets................  $53,775,510 $1,179,124,848 $217,341,363 $237,791,407
                            =========== ============== ============ ============
Number of Shares Outstand-
 ing......................    4,547,095    100,568,058   18,537,933   20,149,261
                            =========== ============== ============ ============
Net Asset Value Per Share
 (net assets divided by a
 number of shares
 outstanding).............  $     11.83 $        11.72 $      11.72 $      11.80
Sales Charge (for Class A
 and Class D shares: 5.25%
 of offering price; (5.54%
 of net asset value per
 share))*.................          .66             **           **          .65
                            ----------- -------------- ------------ ------------
Offering Price............  $     12.49 $        11.72 $      11.72 $      12.45
                            =========== ============== ============ ============

--------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Deferred Sales Charges--Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the Independent Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

  Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), acts as the custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized, among other things, to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside of the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's transfer agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

  Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on December 31 (formerly October 31) of each year. The Fund sends to its shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act, and the Investment Company Act, to which reference is hereby made.

  Under a separate agreement, ML & Co. has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted ML & Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's common stock on January 31, 1998.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Global Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Value Fund, Inc. as of October 31, 1997, the related statements of operations and changes in net assets and the financial highlights for the year ended October 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Value Fund, Inc. as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year ended October 31, 1997 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

December 12, 1997

SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
NORTH                                   Shares                                                        Value       Percent of
AMERICA        Industries                Held           Investments                    Cost         (Note 1a)     Net Assets
United States  Diversified           3,450,000     Westinghouse Electric
               Operations                          Corporation                    $   61,738,204    $   91,209,375      5.4%

               Financial Services    1,485,000     Federal National Mortgage
                                                   Association                        58,560,791        71,929,687      4.3
                                       570,000     J.P. Morgan & Company, Inc.        62,920,976        62,557,500      3.7
                                       620,000     Washington Mutual, Inc.            34,548,199        42,392,500      2.5
                                                                                  --------------    --------------    ------
                                                                                     156,029,966       176,879,687     10.5

               Food                    366,300     Wrigley (Wm.) Jr.
                                                   Company (Class B)                  25,168,429        26,510,962      1.6

               Food Merchandising    2,414,000     American Stores Company            60,081,759        62,009,625      3.7

               Insurance               690,000     Horace Mann Educators Corp.        25,535,781        38,812,500      2.3

               Medical Products      1,144,000     Baxter International, Inc.         61,537,393        52,910,000      3.1

               Telecommunications      586,700   ++Teleport Communications
                                                   Group Inc. (Class A)               27,972,114        28,308,275      1.7

               Utilities--Electric,  2,202,100     Houston Industries, Inc.           49,617,722        47,895,675      2.8
               Gas & Water

                                                   Total Investments in
                                                   North America                     467,681,368       524,536,099     31.1

PACIFIC
BASIN/ASIA

Australia      Leisure              10,076,186     Village Roadshow Limited
                                                   (Preferred) (Class A)              27,215,280        18,827,505      1.1

               Property              1,147,500     Lend Lease Corporation             21,243,272        23,561,058      1.4

                                                   Total Investments in Australia     48,458,552        42,388,563      2.5

Japan          Automobiles             124,000     Suzuki Motor Corporation            1,058,449         1,320,356      0.1

               Capital Goods         2,855,000     Mitsubishi Heavy
                                                   Industries, Ltd.                   14,616,188        14,036,311      0.8

               Electrical              883,400     Chudenko Corporation               21,793,001        21,532,002      1.3
               Construction            795,000     Kinden Corporation                  9,753,962         9,920,140      0.6
                                                                                  --------------     -------------    ------
                                                                                      31,546,963        31,452,142      1.9

               Electronics           1,690,000     Matsushita Electric
                                                   Industrial Company, Ltd.           28,894,269        28,398,636      1.7
                                       400,000     Sony Corporation                   36,894,499        33,241,827      1.9
                                                                                  --------------    --------------    ------
                                                                                      65,788,768        61,640,463      3.6

               Insurance             1,829,000     Dai-Tokyo Fire & Marine
                                                   Insurance Co., Ltd.                 7,878,152         7,850,961      0.5
                                       784,000     Nichido Fire & Marine
                                                   Insurance Co., Ltd.                 4,117,378         5,067,532      0.3
                                     1,300,000     Sumitomo Marine & Fire
                                                   Insurance Co., Ltd.                10,316,345         8,673,155      0.5
                                       850,000     Tokio Marine & Fire
                                                   Insurance Co., Ltd.                10,618,405         8,485,151      0.5
                                                                                  --------------    --------------    ------
                                                                                      32,930,280        30,076,799      1.8

               Office Equipment      1,987,000     Canon, Inc.                        47,474,231        48,265,868      2.9

                                                   Total Investments in Japan        193,414,879       186,791,939     11.1

                                                   Total Investments in the
                                                   Pacific Basin/Asia                241,873,431       229,180,502     13.6
WESTERN
EUROPE

France         Food--Diversified       302,000     Groupe Danone S.A.                 43,350,953        46,203,643      2.7

                                                   Total Investments in France        43,350,953        46,203,643      2.7

Germany        Airlines              3,957,200     Lufthansa AG                       66,424,269        69,246,974      4.1

               Electric Products     1,241,500     Siemens AG                         82,182,413        76,578,774      4.6

                                                   Total Investments in Germany      148,606,682       145,825,748      8.7

Ireland        Banking               3,800,000     Allied Irish Banks PLC             29,461,508        32,001,898      1.9
                                         9,500     Allied Irish Banks PLC (ADR)*         482,133           483,312      0.0

                                                   Total Investments in Ireland       29,943,641        32,485,210      1.9

Italy          Financial Services    1,610,000     Istituto Mobiliare
                                                   Italiano S.p.A. (Ordinary)         16,269,349        14,425,021      0.8

Insurance                            3,302,000     Assicurazioni Generali S.p.A.      71,360,717        73,961,830      4.4

                                                   Total Investments in Italy         87,630,066        88,386,851      5.2

Netherlands    Telecommunications      625,500     Koninklijke PTT Nederland N.V.     23,557,331        23,921,297      1.4

                                                   Total Investments in the
                                                   Netherlands                        23,557,331        23,921,297      1.4

Switzerland    Food--Diversified        68,800     Nestle S.A. (Registered)           76,406,314        97,271,516      5.8

               Insurance               155,000     Zurich Insurance Group             44,779,878        64,199,212      3.8

               Pharmaceuticals          36,000     Novartis AG (Registered)           42,062,908        56,573,271      3.3

                                                   Total Investments in
                                                   Switzerland                       163,249,100       218,043,999     12.9

United         Beverages             9,560,000     Guinness PLC                       73,020,852        85,481,772      5.1
Kingdom
               Financial Services    3,628,800     Mercury Asset Management
                                                   Group PLC                          80,411,027        80,052,925      4.7

               Food--Diversified    10,100,000     Cadbury Schweppes PLC              91,146,039       101,662,560      6.0

               Utilities--           3,245,000     United Utilities PLC               32,322,019        39,658,170      2.4
               Electric,
               Gas & Water
                                                   Total Investments in the
                                                   United Kingdom                    276,899,937       306,855,427     18.2

                                                   Total Investments in
                                                   Western Europe                    773,237,710       861,722,175     51.0

Merrill Lynch Global Value Fund, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
SHORT-TERM                              Face                                                            Value     Percent of
SECURITIES                             Amount                 Issue                     Cost         (Note 1a)    Net Assets
               Commercial          $21,718,000     General Motors Acceptance
               Paper**                             Corp., 5.75% due 11/03/1997    $   21,711,062    $   21,711,062      1.3%

                                                   Total Investments in
                                                   Short-Term Securities              21,711,062        21,711,062      1.3


               Total Investments                                                  $1,504,503,571     1,637,149,838     97.0
                                                                                  ==============
               Unrealized Depreciation on Forward Foreign Exchange Contracts++++                        (4,273,495)    (0.3)

               Other Assets Less Liabilities                                                            55,156,785      3.3
                                                                                                    --------------    ------
               Net Assets                                                                           $1,688,033,128    100.0%
                                                                                                    ==============    ======

              *American Depositary Receipts (ADR).
             **Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
             ++Non-income producing security.
           ++++Forward foreign exchange contracts as of October 31, 1997 were as follows:
                                                                        Unrealized
               Foreign                                                 Appreciation
               Currency                              Expiration       (Depreciation)
               Purchased                                Date            (Note 1c)
               Chf                  3,341,304       January 1998       $    84,483
               DM                  12,599,872       January 1998          (336,643)
               Frf                 25,039,501       January 1998            60,784
               Pound Sterling       3,066,000       January 1998           147,591
               YEN              4,914,943,198       January 1998        (1,486,585)

               Total (US$ Commitment--$62,095,363)                      (1,530,370)
                                                                       -----------
               Foreign
               Currency Sold

               Chf                218,010,167       January 1998       $  (598,485)
               Chf                 16,625,000        August 1998          (490,461)
               DM                 205,746,631       January 1998           256,906
               Frf                371,183,000       January 1998         3,661,868
               Pound Sterling     138,698,880       January 1998        (9,076,615)
               Lit             97,882,627,500       October 1998        (1,228,150)
               Nlg                 52,295,660       January 1998         1,227,038
               YEN             13,023,536,143       January 1998         3,504,774

               Total (US$ Commitment--$778,096,772)                     (2,743,125)
                                                                       -----------
               Total Unrealized Depreciation on
               Forward Foreign Exchange Contracts--Net                 $(4,273,495)
                                                                       ===========

               See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
                    As of October 31, 1997
Assets:             Investments, at value (identified cost--$1,504,503,571) (Note 1a)                     $1,637,149,838
                    Cash                                                                                             166
                    Foreign cash (Note 1b)                                                                    71,756,228
                    Receivables:
                      Dividends                                                          $    3,673,583
                      Capital shares sold                                                     2,402,826        6,076,409
                                                                                         --------------
                    Deferred organization expenses (Note 1g)                                                     157,230
                    Prepaid registration fees and other assets (Note 1g)                                          78,141
                                                                                                          --------------
                    Total assets                                                                           1,715,218,012
                                                                                                          --------------

Liabilities:        Unrealized depreciation on forward foreign
                    exchange contracts (Note 1c)                                                               4,273,495
                    Payables:
                      Securities purchased                                                   17,101,625
                      Capital shares redeemed                                                 2,149,711
                      Distributor (Note 2)                                                    1,284,551
                      Investment adviser (Note 2)                                             1,116,614       21,652,501
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,258,888
                                                                                                          --------------
                    Total liabilities                                                                         27,184,884
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,688,033,128
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                         $      454,710
                    Class B Shares of Common Stock, $0.10 par value,
                    300,000,000 shares authorized                                                             10,056,806
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                              1,853,793
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                              2,014,926
                    Paid-in capital in excess of par                                                       1,469,175,588
                    Undistributed investment income--net                                                      10,195,652
                    Undistributed realized capital gains on investments and
                    foreign currency transations--net                                                         63,319,495
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                               130,962,158
                                                                                                          --------------
                    Net assets                                                                            $1,688,033,128
                                                                                                          ==============
Net Asset           Class A--Based on net assets of $53,775,510 and

Value:                       4,547,095 shares outstanding                                                 $        11.83
                                                                                                          ==============
                    Class B--Based on net assets of $1,179,124,848 and
                             100,568,058 shares outstanding                                               $        11.72
                                                                                                          ==============
                    Class C--Based on net assets of $217,341,363 and
                             18,537,933 shares outstanding                                                $        11.72
                                                                                                          ==============
                    Class D--Based on net assets of $237,791,407 and
                             20,149,261 shares outstanding                                                $        11.80
                                                                                                          ==============

                    See Notes to Financial Statements.

Merrill Lynch Global Value Fund, Inc., October 31, 1997

STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 1997++
Investment          Dividends (net of $2,588,136 foreign withholding tax)                                   $ 27,596,209
Income              Interest and discount earned                                                               9,902,447
(Notes 1e & 1f):                                                                                            ------------
                    Total income                                                                              37,498,656
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                                          9,957,530
                    Account maintenance and distribution fees--Class B (Note 2)                                9,355,347
                    Account maintenance and distribution fees--Class C (Note 2)                                1,696,508
                    Transfer agent fees--Class B (Note 2)                                                      1,047,174
                    Registration fees (Note 1g)                                                                  739,842
                    Custodian fees                                                                               513,563
                    Account maintenance fees--Class D (Note 2)                                                   484,472
                    Transfer agent fees--Class C (Note 2)                                                        193,464
                    Accounting services (Note 2)                                                                 191,495
                    Transfer agent fees--Class D (Note 2)                                                        178,244
                    Printing and shareholder reports                                                             161,582
                    Amortization of organization expenses--net (Note 1g)                                          39,307
                    Professional fees                                                                             38,989
                    Directors' fees and expenses                                                                  37,950
                    Transfer agent fees--Class A (Note 2)                                                         25,932
                    Pricing fees                                                                                   6,367
                    Other                                                                                          8,724
                                                                                                            ------------
                    Total expenses                                                                            24,676,490
                                                                                                            ------------
                    Investment income--net                                                                    12,822,166
                                                                                                            ------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                    $  63,319,496
(Loss) on             Foreign currency transactions--net                                      1,202,141       64,521,637
Investments &                                                                              ------------
Foreign Currency    Unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      132,646,267
(Notes 1b, 1c,        Foreign currency transactions--net                                    (1,684,109)      130,962,158
1f & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                            195,483,795
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $208,305,961
                                                                                                            ============


STATEMENT OF CHANGES IN NET ASSETS
                    Increase (Decrease) in Net Assets:                               For the Year Ended October 31, 1997++
Operations:         Investment income--net                                                                $   12,822,166
                    Realized gain on investments and foreign currency
                    transactions--net                                                                         64,521,637
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                               130,962,158
                                                                                                          --------------
                    Net increase in net assets resulting from operations                                     208,305,961
                                                                                                          --------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                                    (72,233)
(Note 1h):            Class B                                                                                 (2,571,571)
                      Class C                                                                                   (463,638)
                      Class D                                                                                   (721,214)
                                                                                                          --------------
                    Net decrease in net assets resulting from dividends to shareholders                       (3,828,656)
                                                                                                          --------------

Capital Share       Net increase in net assets derived from capital share transactions                     1,483,455,823
Transactions                                                                                              --------------
(Note 4):

Net Assets:         Total increase in net assets                                                           1,687,933,128
                    Beginning of period                                                                          100,000
                                                                                                          --------------
                    End of period*                                                                        $1,688,033,128
                                                                                                          ==============

                   *Undistributed investment income--net (Note 1i)                                        $   10,195,652
                                                                                                          ==============

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.           For the Year Ended
                                                                                      October 31, 1997++
                    Increase (Decrease) in Net Asset Value:       Class A**       Class B**       Class C**      Class D**
Per Share           Net asset value, beginning of period.         $  10.00      $    10.00       $  10.00       $  10.00
Operating                                                         --------      ----------       --------       --------
Performance:        Investment income--net                             .17             .09            .09            .18
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                 1.71            1.67           1.67           1.67
                                                                  --------      ----------       --------       --------
                    Total from investment operations                  1.88            1.76           1.76           1.85
                                                                  --------      ----------       --------       --------
                    Less dividends from investment
                    income--net                                       (.05)           (.04)          (.04)          (.05)
                                                                  --------      ----------       --------       --------
                    Net asset value, end of period                $  11.83      $    11.72       $  11.72       $  11.80
                                                                  ========      ==========       ========       ========

Total Investment    Based on net asset value per share              18.91%          17.62%         17.62%         18.56%
Return:*                                                          ========      ==========       ========       ========

Ratios to Average   Expenses                                          .97%           1.99%          1.99%          1.22%
Net Assets:                                                       ========      ==========       ========       ========
                    Investment income--net                           1.88%            .84%           .83%          1.62%
                                                                  ========      ==========       ========       ========
Supplemental        Net assets, end of period
Data:               (in thousands)                                $ 53,776      $1,179,125       $217,341       $237,791
                                                                  ========      ==========       ========       ========
                    Portfolio turnover                              77.65%          77.65%         77.65%         77.65%
                                                                  ========      ==========       ========       ========
                    Average commission rate paid++++              $  .0351      $    .0351       $  .0351       $  .0351
                                                                  ========      ==========       ========       ========

                   *Total investment returns exclude the effects of sales loads.
                  **Based on average shares outstanding during the period.
                  ++The Fund commenced operations on November 1, 1996.
                ++++Includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.

Merrill Lynch Global Value Fund, Inc., October 31, 1997


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Prior to commencement of operations on November 1, 1996, the Fund had no operations other than those relating to organizational matters and the issue of 10,000 capital shares of the Fund to Merrill Lynch Asset Management, L.P. ("MLAM") for $100,000. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value.
Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting for foreign currency transactions. Accordingly, current year's permanent book/tax differences of $1,202,142 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                  Account        Distribution
                              Maintenance Fee        Fee

Class B                             0.25%           0.75%
Class C                             0.25%           0.75%
Class D                             0.25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

Merrill Lynch Global Value Fund, Inc., October 31, 1997


NOTES TO FINANCIAL STATEMENTS (concluded)

For the period November 1, 1996 (commencement of operations) to October 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                   MLFD         MLPF&S

Class A                          $    49     $      865
Class D                          $96,252     $1,346,139

For the period November 1, 1996 to October 31, 1997, MLPF&S received contingent deferred sales charges of $1,230,604 and $122,657 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $10,000 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $396,160 in commissions on the execution of portfolio security transactions for the Fund for the period November 1, 1996 to October 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period November 1, 1996 to October 31, 1997 were
$2,263,937,637 and $844,464,820, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:
                                         Realized         Unrealized
                                      Gains (Losses)    Gains (Losses)

Long-term investments                 $ 63,319,692      $ 132,646,267
Short-term investments                        (196)                --
Forward foreign exchange contracts              --         (4,273,495)
Foreign currency transactions            1,202,141          2,589,386
                                      ------------      -------------
Total                                 $ 64,521,637      $ 130,962,158
                                      ============      =============

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $132,646,267, of which $168,345,842 related to appreciated securities and $35,699,575 related to depreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $1,504,503,571.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,483,455,823 for the period November 1, 1996 to October 31,
1997.

Transactions in capital shares for each class were as follows:

Class A Shares for the Period                               Dollar
November 1, 1996++ to October 31, 1997      Shares          Amount

Shares sold                                5,152,431    $  57,303,237
Shares issued to shareholders in
reinvestment of dividends                      6,207           62,009
                                        ------------    -------------
Total issued                               5,158,638       57,365,246
Shares redeemed                             (614,043)      (6,856,145)
                                        ------------    -------------
Net increase                               4,544,595    $  50,509,101
                                        ============    =============
[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class B Shares for the Period                               Dollar
November 1, 1996++ to October 31, 1997      Shares          Amount

Shares sold                              109,016,851   $1,127,788,851
Shares issued to shareholders in
reinvestment of dividends                    211,285        2,110,732
                                        ------------   --------------
Total issued                             109,228,136    1,129,899,583
Automatic conversion of shares              (207,246)      (2,300,318)
Shares redeemed                           (8,455,332)     (92,416,446)
                                        ------------   --------------
Net increase                             100,565,558   $1,035,182,819
                                        ============   ==============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.

Class C Shares for the Period                               Dollar
November 1, 1996++ to October 31, 1997      Shares          Amount

Shares sold                               20,686,388    $ 214,642,345
Shares issued to shareholders in
reinvestment of dividends                     39,137          390,984
                                        ------------    -------------
Total issued                              20,725,525      215,033,329
Shares redeemed                           (2,190,092)     (23,679,275)
                                        ------------    -------------
Net increase                              18,535,433    $ 191,354,054
                                        ============    =============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.

Class D Shares for the Period                               Dollar
November 1, 1996++ to October 31, 1997      Shares          Amount

Shares sold                               22,812,954    $ 235,349,723
Automatic conversion of shares               206,573        2,300,318
Shares issued to shareholders
in reinvestment of dividends                  62,231          621,693
                                        ------------    -------------
Total issued                              23,081,758      238,271,734
Shares redeemed                           (2,934,997)     (31,861,885)
                                        ------------    -------------
Net increase                              20,146,761    $ 206,409,849
                                        ============    =============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.

5. Commitments:
At October 31, 1997, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase foreign currency with an approximate value of $10,254,000.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,

Merrill Lynch Global Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Value Fund, Inc. as of December 31, 1997, the related statements of operations for the period November 1, 1997 to December 31, 1997 and for the year ended October 31, 1997 and changes in net assets and the financial highlights for the period November 1, 1997 to December 31, 1997 and for the year ended October 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Value Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Princeton, New Jersey

February 10, 1998

SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
NORTH                                Shares                                                             Value     Percent of
AMERICA            Industries         Held               Investments                    Cost         (Note 1a)    Net Assets
Canada             Trans-          1,150,000      Canadian National Railway
                   portation--                    Company                        $   54,035,092     $   54,337,500       3.0%
                   Road & Rail
                                                  Total Investments in Canada        54,035,092         54,337,500       3.0

United States      Broadcasting    2,529,600      CBS Corporation (a)                44,671,094         74,465,100       4.1
                   & Publishing

                   Electrical &       72,100      Central & South West
                   Electronics                    Corporation                         1,807,373          1,951,206       0.1


                   Electronic      1,661,200    ++Lattice Semiconductor
                   Components,                    Corporation                        86,510,974         78,699,350       4.4
                   Instruments

                   Financial       1,485,000      Federal National Mortgage
                   Services                       Association                        58,560,791         84,737,812       4.7
                                     570,000      Morgan (J.P.) & Co., Inc.          62,920,976         64,338,750       3.6
                                                                                 --------------     --------------     ------
                                                                                    121,481,767        149,076,562       8.3

                   Food &              7,200    ++Ralston-Ralston Purina Group          672,795            669,150       0.0
                   Household         366,300      Wrigley (Wm.) Jr. Company
                   Products                       (Class B)                          25,168,429         29,143,744       1.6
                                                                                 --------------     --------------     ------
                                                                                     25,841,224         29,812,894       1.6

                   Health &        1,144,000      Baxter International, Inc.         61,537,393         57,700,500       3.2
                   Personal Care

                   Insurance         247,100      Chubb Corporation                  18,640,971         18,686,937       1.0
                                   1,380,000      Horace Mann Educators Corp.        25,535,781         39,243,750       2.2
                                                                                 --------------     --------------     ------
                                                                                     44,176,752         57,930,687       3.2

                   Merchandising   2,414,000      American Stores Company            60,081,759         49,637,875       2.8
                   Telecommuni-      841,200    ++Teleport Communications
                   cations                        Group Inc. (Class A)               39,424,614         46,160,850       2.5
                                     226,800    ++Teligent, Inc. (Class A)            5,214,200          5,499,900       0.3
                                                                                 --------------     --------------     ------
                                                                                     44,638,814         51,660,750       2.8
                   Utilities--     2,202,100      Houston Industries Inc.            49,617,722         58,768,544       3.3
                   Electric & Gas

                                                  Total Investments in the
                                                  United States                     540,364,872        609,703,468      33.8

                                                  Total Investments in
                                                  North America                     594,399,964        664,040,968      36.8

PACIFIC
BASIN/ASIA

Australia          Leisure &      11,705,286      Village Roadshow Limited
                   Tourism                        (Preferred) (Class A)              30,548,199         24,049,165       1.3

                   Real Estate     1,677,500      Lend Lease Corporation Ltd.        31,375,054         32,761,575       1.8

                                                  Total Investments in Australia     61,923,253         56,810,740       3.1

Japan              Appliances &    1,690,000      Matsushita Electric
                   Household                      Industrial Co., Ltd.               28,894,269         24,782,342       1.3
                   Durables          400,000      Sony Corporation                   36,894,499         35,623,800       2.0
                                                                                 --------------     --------------     ------
                                                                                     65,788,768         60,406,142       3.3

                   Automobiles       101,000      Suzuki Motor Corporation              862,124            915,010       0.1

Merrill Lynch Global Value Fund, Inc., December 31, 1997


SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
PACIFIC BASIN/                       Shares                                                             Value     Percent of
ASIA (concluded)   Industries         Held               Investments                    Cost         (Note 1a)    Net Assets
Japan              Construction &    932,400      Chudenko Corporation           $   22,844,840     $   20,401,843       1.1%
(concluded)        Housing           795,000      Kinden Corporation                  9,753,962          8,484,069       0.5
                                                                                 --------------     --------------     ------
                                                                                     32,598,802         28,885,912       1.6

                   Data            2,166,000      Canon Inc.                         51,626,097         50,553,858       2.8
                   Processing &
                   Reproduction
                   Electronic      1,276,000      Murata Manufacturing
                   Components,                    Company, Ltd.                      39,076,429         32,132,668       1.8
                   Instruments

                   Health &        1,097,000      Sankyo Company, Limited            26,165,419         24,845,681       1.4
                   Personal Care

                   Insurance       3,197,000      Dai-Tokyo Fire & Marine
                                                  Insurance Co., Ltd.                12,962,391         10,996,207       0.6
                                     784,000      Nichido Fire & Marine
                                                  Insurance Co., Ltd.                 4,117,378          4,093,052       0.2
                                   1,300,000      Sumitomo Marine & Fire
                                                  Insurance Co., Ltd.                10,316,345          6,886,756       0.4
                                     850,000      Tokio Marine & Fire
                                                  Insurance Co., Ltd.                10,618,405          9,658,349       0.5
                                                                                 --------------     --------------     ------
                                                                                     38,014,519         31,634,364       1.7

                   Machinery &     2,855,000      Mitsubishi Heavy
                   Engineering                    Industries, Ltd.                   14,616,187         11,924,146       0.7

                                                  Total Investments in Japan        268,748,345        241,297,781      13.4

                                                  Total Investments in the
                                                  Pacific Basin/Asia                330,671,598        298,108,521      16.5

WESTERN EUROPE

Denmark            Telecommuni-      342,900      Tele Danmark A/S                   20,849,363         21,272,954       1.2
                   cations

                                                  Total Investments in Denmark       20,849,363         21,272,954       1.2

France             Food &            302,000      Groupe Danone S.A.                 43,350,953         53,937,531       3.0
                   Household         275,000      Groupe Danone S.A. (ADR)*           8,525,000          9,831,250       0.6
                   Products

                                                  Total Investments in France        51,875,953         63,768,781       3.6

Germany            Trans-          3,957,200      Lufthansa AG                       66,424,269         75,896,931       4.2
                   portation--
                   Airlines

                                                  Total Investments in Germany       66,424,269         75,896,931       4.2

Ireland            Banking         3,800,000      Allied Irish Banks PLC             29,461,508         36,245,015       2.0
                                       9,500      Allied Irish Banks PLC (ADR)*         482,133            551,000       0.0

                                                  Total Investments in Ireland       29,943,641         36,796,015       2.0
Italy              Banking         1,610,000      Istituto Mobiliare Italiano
                                                  S.p.A. (Ordinary)                  16,269,348         19,110,332       1.1

                   Insurance       2,002,000      Assicurazioni Generali S.p.A.      43,076,815         49,167,364       2.7

                                                  Total Investments in Italy         59,346,163         68,277,696       3.8

Netherlands        Financial       2,065,500      ING Groep N.V.                     88,449,393         86,996,301       4.8
                   Services

                   Telecommuni-       79,550      Koninklijke PTT Nederland N.V.      2,898,301          3,319,161       0.2
                   cations

                                                  Total Investments in the
                                                  Netherlands                        91,347,694         90,315,462       5.0

Switzerland        Food &             68,800      Nestle S.A. (Registered)           76,406,314        103,188,215       5.7
                   Household
                   Products

                   Health &           33,000      Novartis AG (Registered)           38,585,999         53,586,845       3.0
                   Personal Care

                   Insurance          81,000      Zurich Insurance Group             23,711,108         38,626,927       2.1

                                                  Total Investments in
                                                  Switzerland                       138,703,421        195,401,987      10.8

United Kingdom     Beverages &    10,100,000      Cadbury Schweppes PLC              91,146,039        101,775,049       5.7
                   Tobacco         7,103,100      Diageo PLC (b)                     55,258,352         65,275,980       3.6

                                                  Total Investments in the
                                                  United Kingdom                    146,404,391        167,051,029       9.3

                                                  Total Investments in
                                                  Western Europe                    604,894,895        718,780,855      39.9

SHORT-TERM                           Face
SECURITIES                          Amount                 Issue

                   Commercial    $20,000,000      CIT Group Holdings, Inc.
                   Paper**                        (The), 6.75% due 1/02/1998         19,996,250         19,996,250       1.1
                                  80,637,000      General Motors Acceptance
                                                  Corp., 6.75% due 1/02/1998         80,621,881         80,621,881       4.5

                                                  Total Investments in
                                                  Short-Term Securities             100,618,131        100,618,131       5.6

                   Total Investments                                             $1,630,584,588      1,781,548,475      98.8
                                                                                 ==============

                   Unrealized Appreciation on Forward Foreign Exchange Contracts++++                    26,135,116       1.4

                   Liabilities in Excess of Other Assets                                                (4,183,171)     (0.2)
                                                                                                    --------------     ------
                   Net Assets                                                                       $1,803,500,420     100.0%
                                                                                                    ==============     ======

                  *American Depositary Receipts (ADR).
                 **Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
                (a)Formerly known as Westinghouse Electric Corporation.
                (b)Formerly known as Guinness PLC.
                 ++Non-income producing security.
               ++++Forward foreign exchange contracts as of December 31, 1997 were as follows:
                                                                         Unrealized
                                                                        Appreciation
                   Foreign                             Expiration      (Depreciation)
                   Currency Purchased                     Date            (Note 1c)

                   Chf                58,164,706      January 1998     $   (613,905)
                   DM                 86,345,427      January 1998       (1,384,248)
                   Frf                25,039,501      January 1998         (138,606)
                   Pound Sterling    125,179,232      January 1998         (898,090)
                   Lit            17,526,100,000      October 1998          (49,009)
                   YEN             4,914,943,198      January 1998       (5,016,076)
                                                                       ------------

                   Total (US$ Commitment--$353,431,584)                  (8,099,934)
                                                                       ============

                   Foreign Currency Sold

                   Chf               218,010,166      January 1998    $   7,274,618
                   Chf                16,625,000       August 1998           94,033
                   Chf                   367,200     December 1998            5,009
                   DM                205,746,631      January 1998        5,910,791
                   Frf               371,183,000      January 1998        6,617,603
                   Pound Sterling    138,698,880      January 1998       (4,800,529)
                   Lit            97,882,627,500      October 1998        1,124,076
                   Nlg                52,295,661      January 1998        2,487,360
                   Nlg               123,706,663     December 1998          638,191
                   YEN            19,609,079,681      January 1998       14,681,154
                   YEN             2,137,785,214     December 1998          202,744

                   Total (US$ Commitment--$911,043,902)                  34,235,050
                                                                       ------------
                   Total Unrealized Appreciation on
                   Forward Foreign Exchange Contracts--Net             $ 26,135,116
                                                                       ============



                   See Notes to Financial Statements.

Merrill Lynch Global Value Fund, Inc., December 31, 1997

STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1997
Assets:             Investments, at value (identified cost--$1,630,584,588)
                    (Note 1a)                                                                             $1,781,548,475
                    Unrealized appreciation on forward foreign exchange
                    contracts (Note 1d)                                                                       26,135,116
                    Cash                                                                                             693
                    Foreign cash (Note 1c)                                                                     2,031,504
                    Receivables:
                      Capital shares sold                                                $    5,648,368
                      Securities sold                                                         5,319,374
                      Dividends                                                               2,713,885       13,681,627
                                                                                         --------------
                    Deferred organization expenses (Note 1g)                                                     150,678
                    Prepaid registration fees and other assets (Note 1g)                                          90,504
                                                                                                          --------------
                    Total assets                                                                           1,823,638,597
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                   14,556,803
                      Capital shares redeemed                                                 1,730,686
                      Distributor (Note 2)                                                    1,381,461
                      Investment adviser (Note 2)                                             1,204,789       18,873,739
                                                                                         --------------
                    Accrued expenses                                                                           1,264,438
                                                                                                          --------------
                    Total liabilities                                                                         20,138,177
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,803,500,420
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                     $      525,111
                    Class B Shares of Common Stock, $0.10 par value, 300,000,000
                    shares authorized                                                                         10,462,413
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          1,918,918
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          2,157,062
                    Paid-in capital in excess of par                                                       1,550,328,488
                    Undistributed investment income--net                                                       1,800,224
                    Undistributed realized capital gains on investments and
                    foreign currency transations--net                                                         59,267,361
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                               177,040,843
                                                                                                          --------------
                    Net assets                                                                            $1,803,500,420
                                                                                                          ==============
Net Asset           Class A--Based on net assets of $63,075,336 and 5,251,108
Value:                       shares outstanding                                                           $        12.01
                                                                                                          ==============
                    Class B--Based on net assets of $1,251,956,493 and 104,624,133
                             shares outstanding                                                           $        11.97
                                                                                                          ==============
                    Class C--Based on net assets of $229,600,929 and 19,189,181
                             shares outstanding                                                           $        11.97
                                                                                                          ==============
                    Class D--Based on net assets of $258,867,662 and 21,570,616
                             shares outstanding                                                           $        12.00
                                                                                                          ==============


                    See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
                                                                                         For the Period        For the
                                                                                         Nov. 1, 1997 to     Year Ended
                                                                                          Dec. 31, 1997    Oct. 31, 1997++
Investment          Dividends*                                                             $  3,746,985     $ 27,596,209
Income              Interest and discount earned                                                609,344        9,902,447
(Notes 1e & 1f):                                                                           ------------     ------------
                    Total income                                                              4,356,329       37,498,656
                                                                                           ------------     ------------

Expenses:           Investment advisory fees (Note 2)                                         2,189,146        9,957,530
                    Account maintenance and distribution fees--Class B (Note 2)               2,035,049        9,355,347
                    Account maintenance and distribution fees--Class C (Note 2)                 373,926        1,696,508
                    Transfer agent fees--Class B (Note 2)                                       239,981        1,047,174
                    Custodian fees                                                              169,266          513,563
                    Account maintenance fees--Class D (Note 2)                                  102,950          484,472
                    Professional fees                                                            49,759           38,989
                    Transfer agent fees--Class C (Note 2)                                        45,232          193,464
                    Transfer agent fees--Class D (Note 2)                                        40,355          178,244
                    Registration fees (Note 1g)                                                  29,331          739,842
                    Printing and shareholder reports                                             26,336          161,582
                    Directors' fees and expenses                                                 22,284           37,950
                    Accounting services (Note 2)                                                 16,901          191,495
                    Transfer agent fees--Class A (Note 2)                                         9,615           25,932
                    Amortization of organization expenses--net (Note 1g)                          6,551           39,307
                    Pricing fees                                                                  1,244            6,367
                    Other                                                                         3,285            8,724
                                                                                           ------------     ------------
                    Total expenses                                                            5,361,211       24,676,490
                                                                                           ------------     ------------
                    Investment income (loss)--net                                            (1,004,882)      12,822,166
                                                                                           ------------     ------------
Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       59,267,498       63,319,496
(Loss) on             Foreign currency transactions--net                                     (1,471,392)       1,202,141
Investments &       Change in unrealized appreciation/depreciation on:
Foreign Currency      Investments--net                                                       18,317,620      132,646,267
Transactions--Net     Foreign currency transactions--net                                     27,761,065       (1,684,109)
(Notes 1c, 1d,                                                                             ------------     ------------
1f & 3):            Net realized and unrealized gain on investments
                      and foreign currency transactions                                     103,874,791      195,483,795
                                                                                           ------------     ------------
                    Net Increase in Net Assets Resulting from Operations                   $102,869,909     $208,305,961
                                                                                           ============     ============

                   *Net of foreign withholding tax                                         $     18,335     $  2,588,136
                                                                                           ============     ============
                  ++The Fund commenced operations on November 1, 1996.

                    See Notes to Financial Statements.

Merrill Lynch Global Value Fund, Inc., December 31, 1997

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Period       For the
                                                                                          Nov. 1, 1997 to    Year Ended
                                                                                              Dec. 31,         Oct. 31,
                    Increase (Decrease) in Net Assets:                                         1997             1997++
Operations:         Investment income (loss)--net                                        $   (1,004,882)  $   12,822,166
                    Realized gain on investments and foreign
                    currency transactions--net                                               57,796,106       64,521,637
                    Changes in unrealized appreciation/depreciation
                    on investments and foreign currency
                    transactions--net                                                        46,078,685      130,962,158
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    102,869,909      208,305,961
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (549,581)         (72,233)
Shareholders          Class B                                                                (2,957,634)      (2,571,571)
(Note 1h):            Class C                                                                  (551,700)        (463,638)
                      Class D                                                                (1,860,239)        (721,214)
                    Realized gain on investments--net:
                      Class A                                                                (2,139,606)              --
                      Class B                                                               (44,190,132)              --
                      Class C                                                                (8,093,819)              --
                      Class D                                                                (8,896,075)              --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (69,238,786)      (3,828,656)
                                                                                         --------------   --------------
Capital Share       Net increase in net assets derived from capital
Transactions        share transactions                                                       81,836,169    1,483,455,823
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase in net assets                                            115,467,292    1,687,933,128
                    Beginning of period                                                   1,688,033,128          100,000
                                                                                         --------------   --------------
                    End of period*                                                       $1,803,500,420   $1,688,033,128
                                                                                         ==============   ==============

                   *Undistributed investment income--net (Note 1i)                       $    1,800,224   $   10,195,652
                                                                                         ==============   ==============

                  ++The Fund commenced operations on November 1, 1996.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                          Class A++++                  Class B++++
                    The following per share data and                For the         For the       For the      For the
                    ratios have been derived from information        Period           Year         Period        Year
                    provided in the financial statements.         Nov. 1, 1997       Ended      Nov. 1, 1997    Ended
                                                                  to Dec. 31,      Oct. 31,     to Dec. 31,    Oct. 31,
                    Increase (Decrease) in Net Asset Value:           1997           1997++         1997        1997++
Per Share           Net asset value, beginning of period.          $    11.83     $    10.00    $    11.72    $    10.00
Operating                                                          ----------     ----------    ----------    ----------
Performance:        Investment income (loss)--net                         .01            .17          (.01)          .09
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                .72           1.71           .73          1.67
                                                                   ----------     ----------    ----------    ----------
                    Total from investment operations                      .73           1.88           .72          1.76
                                                                   ----------     ----------    ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                             (.11)          (.05)         (.03)         (.04)
                      Realized gain on investments--net                  (.44)            --          (.44)           --
                                                                   ----------     ----------    ----------    ----------
                    Total dividends and distributions                    (.55)          (.05)         (.47)         (.04)
                                                                   ----------     ----------    ----------    ----------
                    Net asset value, end of period                 $    12.01     $    11.83    $    11.97    $    11.72
                                                                   ==========     ==========    ==========    ==========

Total Investment    Based on net asset value per share                  6.19%+++      18.91%         6.14%+++     17.62%
Return:**                                                          ==========     ==========    ==========    ==========

Ratios to Average   Expenses                                             .96%*          .97%         1.98%*        1.99%
Net Assets:                                                        ==========     ==========    ==========    ==========
                    Investment income (loss)--net                        .54%*         1.88%         (.49%)*        .84%
                                                                   ==========     ==========    ==========    ==========
Supplemental        Net assets, end of period (in thousands)       $   63,075     $   53,776    $1,251,956    $1,179,125
Data:                                                              ==========     ==========    ==========    ==========
                    Portfolio turnover                                 24.49%         77.65%        24.49%        77.65%
                                                                   ==========     ==========    ==========    ==========
                    Average commission rate paid++++++             $    .0391     $    .0351    $    .0391    $    .0351
                                                                   ==========     ==========    ==========    ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

                  ++The Fund commenced operations on November 1, 1996.
                ++++Based on average shares outstanding.
              ++++++Includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

Merrill Lynch Global Value Fund, Inc., December 31, 1997

FINANCIAL HIGHLIGHTS (concluded)
                                                                          Class C++++                  Class D++++
                    The following per share data and                For the         For the       For the      For the
                    ratios have been derived from information        Period           Year         Period        Year
                    provided in the financial statements.         Nov. 1, 1997       Ended      Nov. 1, 1997    Ended
                                                                  to Dec. 31,      Oct. 31,     to Dec. 31,    Oct. 31,
                    Increase (Decrease) in Net Asset Value:           1997           1997++         1997        1997++

Per Share           Net asset value, beginning of period.            $  11.72       $  10.00      $  11.80      $  10.00
Operating                                                            --------       --------      --------      --------
Performance:        Investment income (loss)--net                        (.01)           .09           .01           .18
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                      73           1.67           .72          1.67
                                                                     --------       --------      --------      --------
                    Total from investment operations                      .72           1.76           .73          1.85
                                                                     --------       --------      --------      --------
                    Less dividends and distributions:
                      Investment income--net                             (.03)          (.04)         (.09)         (.05)
                      Realized gain on investments--net                  (.44)            --          (.44)           --
                                                                     --------       --------      --------      --------
                    Total dividends and distributions                    (.47)          (.04)         (.53)         (.05)
                                                                     --------       --------      --------      --------
                    Net asset value, end of period                   $  11.97       $  11.72      $  12.00      $  11.80
                                                                     ========       ========      ========      ========
Total Investment    Based on net asset value per share                  6.14%+++      17.62%         6.20%+++     18.56%
Return:**                                                            ========       ========      ========      ========

Ratios to Average   Expenses                                            1.98%*         1.99%         1.21%*        1.22%
Net Assets:                                                          ========       ========      ========      ========
                    Investment income (loss)--net                       (.49%)*         .83%          .28%*        1.62%
                                                                     ========       ========      ========      ========

Supplemental        Net assets, end of period (in thousands)         $229,601       $217,341      $258,868      $237,791
Data:                                                                ========       ========      ========      ========
                    Portfolio turnover                                 24.49%         77.65%        24.49%        77.65%
                                                                     ========       ========      ========      ========
                    Average commission rate paid++++++               $  .0391       $  .0351      $  .0391      $  .0351
                                                                     ========       ========      ========      ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


                  ++The Fund commenced operations on November 1, 1996.
                ++++Based on average shares outstanding.
              ++++++Includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Prior to commencement of operations on November 1, 1996, the Fund had no operations other than those relating to organizational matters and the issue of 10,000 capital shares of the Fund to Merrill Lynch Asset Management, L.P. ("MLAM") for $100,000. The Fund has changed its fiscal year end from October 31 to December 31. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value.
Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.


Merrill Lynch Global Value Fund, Inc., December 31, 1997


NOTES TO FINANCIAL STATEMENTS (continued)


* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,471,392 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                             Account            Distribution
                         Maintenance Fee            Fee

Class B                        0.25%               0.75%
Class C                        0.25%               0.75%
Class D                        0.25%                 --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribu-tion fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period November 1, 1997 to December 31, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                MLFD               MLPF&S

Class A                        $    3             $   139
Class D                        $4,932             $73,767

For the period November 1, 1997 to December 31, 1997, MLPF&S received contingent deferred sales charges of $398,297 and $9,766 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $406,084 in commissions on the execution of portfolio security transactions for the Fund for the period November 1, 1997 to December 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period November 1, 1997 to December 31, 1997 were
$392,163,634 and $404,263,836, respectively.

Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:

                                     Realized         Unrealized
                                  Gains (Losses)    Gains (Losses)

Long-term investments             $ 59,267,498     $ 150,963,887
Forward foreign exchange contracts          --        26,135,116
Foreign currency transactions       (1,471,392)          (58,160)
                                  ------------      ------------
Total                             $ 57,796,106      $177,040,843
                                  ============      ============


As of December 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $148,122,904, of which $205,674,525 related to appreciated securities and $57,551,621 related to depreciated securities. The aggregate cost of investments at December 31, 1997 for Federal income tax purposes was $1,633,425,571.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $81,836,169 and $1,483,455,823 for the period November 1, 1997 to December 31, 1997 and for the year ended October 31, 1997, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Period                            Dollar
November 1, 1997 to December 31, 1997   Shares           Amount

Shares sold                            751,738    $    9,068,512
Shares issued to shareholders in
reinvestment of dividends and
distributions                          114,753         1,374,743
                                  ------------    --------------
Total issued                           866,491        10,443,255
Shares redeemed                       (162,478)       (1,970,638)
                                  ------------    --------------
Net increase                           704,013    $    8,472,617
                                  ============    ==============

Class A Shares for the Period                           Dollar
November 1, 1996++ to October 31, 1997  Shares          Amount

Shares sold                          5,152,431      $ 57,303,237
Shares issued to shareholders in
reinvestment of dividends                6,207            62,009
                                  ------------    --------------
Total issued                         5,158,638        57,365,246
Shares redeemed                       (614,043)       (6,856,145)
                                  ------------    --------------
Net increase                         4,544,595    $   50,509,101
                                  ============    ==============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.

Class B Shares for the Period                            Dollar
November 1, 1997 to December 31, 1997   Shares           Amount

Shares sold                          3,154,767    $   38,080,734
Shares issued to shareholders in
reinvestment of dividends and
distributions                        3,339,542        39,874,138
                                  ------------    --------------
Total issued                         6,494,309        77,954,872
Automatic conversion of shares         (82,508)         (986,113)
Shares redeemed                     (2,355,726)      (28,418,784)
                                  ------------    --------------
Net increase                         4,056,075    $   48,549,975
                                  ============    ==============


Class B Shares for the Period                            Dollar
November 1, 1996++ to October 31, 1997  Shares           Amount

Shares sold                        109,016,851    $1,127,788,851
Shares issued to shareholders in
reinvestment of dividends              211,285         2,110,732
                                  ------------    --------------
Total issued                       109,228,136     1,129,899,583
Automatic conversion of shares        (207,246)       (2,300,318)
Shares redeemed                     (8,455,332)      (92,416,446)
                                  ------------    --------------
Net increase                       100,565,558    $1,035,182,819
                                  ============    ==============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.

Merrill Lynch Global Value Fund, Inc., December 31, 1997


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Period                            Dollar
November 1, 1997 to December 31, 1997   Shares           Amount

Shares sold                            571,308     $   6,886,306
Shares issued to shareholders in
reinvestment of dividends and
distributions                          629,854         7,520,456
                                  ------------    --------------
Total issued                         1,201,162        14,406,762
Shares redeemed                       (549,914)       (6,625,250)
                                  ------------    --------------
Net increase                           651,248    $    7,781,512
                                  ============    ==============

Class C Shares for the Period                            Dollar
November 1, 1996++ to October 31, 1997  Shares           Amount

Shares sold                         20,686,388    $  214,642,345
Shares issued to shareholders in
reinvestment of dividends               39,137           390,984
                                  ------------    --------------
Total issued                        20,725,525       215,033,329
Shares redeemed                     (2,190,092)      (23,679,275)
                                  ------------    --------------
Net increase                        18,535,433    $  191,354,054
                                  ============    ==============
[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class D Shares for the Period                            Dollar
November 1, 1997 to December 31, 1997   Shares           Amount

Shares sold                          1,489,446    $   18,112,269
Automatic conversion of shares          81,951           986,113
Shares issued to shareholders in
reinvestment of dividends and
distributions                          783,234         9,375,306
                                  ------------    --------------
Total issued                         2,354,631        28,473,688
Shares redeemed                       (933,276)      (11,441,623)
                                  ------------    --------------
Net increase                         1,421,355    $   17,032,065
                                  ============    ==============

Class D Shares for the Period                            Dollar
November 1, 1996++ to October 31, 1997  Shares           Amount

Shares sold                         22,812,954    $  235,349,723
Automatic conversion of shares         206,573         2,300,318
Shares issued to shareholders in
reinvestment of dividends               62,231           621,693
                                  ------------    --------------
Total issued                        23,081,758       238,271,734
Shares redeemed                     (2,934,997)      (31,861,885)
                                  ------------    --------------
Net increase                        20,146,761    $  206,409,849
                                  ============    ==============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


5. Commitments:
At December 31, 1997, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase foreign currency with an approximate value of $10,058,000.

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


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


                   [This page intentionally left blank]

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Investment Objective and Policies.........................................   2
 Other Investment Policies and Practices..................................   3
 Investment Restrictions..................................................   5
Management of the Fund....................................................   8
 Directors and Officers...................................................   8
 Compensation of Directors................................................  10
 Management and Advisory Arrangements.....................................  10
Purchase of Shares........................................................  12
 Initial Sales Charge Alternatives--
  Class A and Class D Shares..............................................  12
 Reduced Initial Sales Charges............................................  14
 Employer-Sponsored Retirement or Savings Plans and Certain Other
  Arrangements............................................................  17
 Distribution Plans.......................................................  17
 Limitations on the Payment of Deferred Sales Charges.....................  17
Redemption of Shares......................................................  19
 Deferred Sales Charges--
  Class B and Class C Shares..............................................  19
Portfolio Transactions and Brokerage......................................  20
Determination of Net Asset Value..........................................  22
Shareholder Services......................................................  23
 Investment Account.......................................................  23
 Automatic Investment Plans...............................................  24
 Automatic Reinvestment of Dividends and Capital Gains Distributions......  24
 Systematic Withdrawal Plans..............................................  25
 Exchange Privilege.......................................................  26
Taxes.....................................................................  28
 Tax Treatment of Futures, Options and Forward Foreign Exchange
  Transactions............................................................  31
 Special Rules for Certain Foreign Currency Transactions..................  31
Performance Data..........................................................  32
General Information.......................................................  34
 Description of Shares....................................................  34
 Computation of Offering Price per Share..................................  35
 Independent Auditors.....................................................  35
 Custodian................................................................  36
 Transfer Agent...........................................................  36
 Legal Counsel............................................................  36
 Reports to Shareholders..................................................  36
 Additional Information...................................................  36
 Security Ownership of Certain Beneficial Owners..........................  36
Independent Auditors' Report..............................................  37
Financial Statements for the Fiscal Year Ended October 31, 1997...........  38
Independent Auditors' Report..............................................  48
Financial Statements for the Fiscal Period Ended December 31, 1997........  49

                                                           Code #19002-0298



LOGO    MERRILL LYNCH

Merrill Lynch
Global Value Fund, Inc.

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION


February 27, 1998


Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (A)FINANCIAL STATEMENTS
    Contained in Part A:

      Financial Highlights for the period November 1, 1997 to December 31,
       1997 and for the year ended October 31, 1997.
    Contained in Part B:
      Financial Statements:

      Schedule of Investments as of October 31, 1997.

      Statement of Assets and Liabilities as of October 31, 1997.

      Statement of Operations for the year ended October 31, 1997.

      Statement of Changes in Net Assets for the year ended October 31, 1997.

      Financial Highlights for the year ended October 31, 1997.

      Schedule of Investments as of December 31, 1997.

      Statement of Assets and Liabilities as of December 31, 1997.

      Statement of Operations for the period November 1, 1997 to December
       31, 1997 and for the year ended October 31, 1997.

      Statements of Changes in Net Assets for the period November 1, 1997 to December 31, 1997 and for the year ended October 31, 1997.

      Financial Highlights for the period November 1, 1997 to December 31,
       1997 and for the year ended October 31, 1997.

  (B)EXHIBITS

 EXHIBIT
 NUMBER                                 DESCRIPTION
 -------                                -----------
     1(a) --Articles of Incorporation of the Registrant, dated March 7, 1996.(a)
      (b) --Articles Supplementary to the Articles of Incorporation of the
           Registrant, dated
           February 19, 1997.(b)
     2    --Amended and Restated By-Laws of the Registrant.
     3    --None.
     4(a) --Portions of the Articles of Incorporation and the By-Laws of the
           Registrant defining the rights of shareholders.(c)
      (b) --Form of specimen certificate for shares of common stock of the
           Registrant.(d)
     5(a) --Form of Management Agreement between the Registrant and Merrill
           Lynch Asset Management, L.P. (the "Manager").(d)
      (b) --Sub-Advisory Agreement between the Manager and Merrill Lynch Asset
           Management U.K. Limited ("MLAM U.K.").(b)
     6(a) --Form of Class A Shares Distribution Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc. (the "Distributor")
           (including Form of Selected Dealers Agreement).(d)
      (b) --Form of Class B Shares Distribution Agreement between the Registrant and the Distributor (including Form of Selected Dealers
           Agreement).(d)

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
      (c) --Form of Class C Shares Distribution Agreement between the
           Registrant and the Distributor (including Form of Selected Dealers
           Agreement).(d)
      (d) --Form of Class D Shares Distribution Agreement between the
           Registrant and the Distributor (including Form of Selected Dealers
           Agreement).(d)
     7    --None.
     8    --Form of Custody Agreement between the Registrant and Brown Brothers
           Harriman & Co., Inc.(d)
     9(a) --Form of Transfer Agency, Dividend Disbursing Agency and Shareholder
           Servicing Agency Agreement between the Registrant and Merrill Lynch
           Financial Data Services, Inc. (the "Transfer Agent").(d)
      (b) --Agreement between Merrill Lynch & Co., Inc. and the Registrant relating to the Registrant's use of Merrill Lynch name.(d)
    10    --None.
    11    --Consent of Deloitte & Touche LLP, independent auditors for the
           Registrant.
    12    --None.
    13    --Certificate of the Manager.(d)
    14    --None.
    15(a) --Form of Class B Shares Distribution Plan and Class B Shares
           Distribution Plan Sub-Agreement of the Registrant.(d)
      (b) --Form of Class C Shares Distribution Plan and Class C Shares
           Distribution Plan Sub-Agreement of the Registrant.(d)
      (c) --Form of Class D Shares Distribution Plan and Class D Shares
           Distribution Plan Sub-Agreement of the Registrant.(d)
    16(a) --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class
           A shares.
      (b) --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class
           B shares.
      (c) --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class
           C shares.
      (d) --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class
           D shares.
    17(a) --Financial Data Schedule for the Year Ended October 31, 1997
           relating to Class A Shares.
      (b) --Financial Data Schedule for the Year Ended October 31, 1997
           relating to Class B Shares.
      (c) --Financial Data Schedule for the Year Ended October 31, 1997
           relating to Class C Shares.
      (d) --Financial Data Schedule for the Year Ended October 31, 1997
           relating to Class D Shares.
      (e) --Financial Data Schedule for the Period November 1, 1997 through
           December 31, 1997 relating to Class A Shares.
      (f) --Financial Data Schedule for the Period November 1, 1997 through
           December 31, 1997 relating to Class B Shares.
      (g) --Financial Data Schedule for the Period November 1, 1997 through
           December 31, 1997 relating to Class C Shares.

 EXHIBIT
 NUMBER                               DESCRIPTION
 -------                              -----------
      (h) --Financial Data Schedule for the Period November 1, 1997 through
           December 31, 1997 relating to Class D Shares.
    18    --Merrill Lynch Select Pricing SM System Plan pursuant to Rule 18f-
           3.(e)

--------

(a) Filed on March 12, 1996 as an Exhibit to Registrant's Registration Statement on Form N-1A (File No. 333-1663) under the Securities Act of 1933, as amended (the "Registration Statement").

(b) Filed on February 28, 1997 as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement.

(c) Reference is made to Article IV, Article V (Sections 3, 5, 6 and 7) and Articles VI, VII and IX of the Registrant's Articles of Incorporation, filed as Exhibit 1 to the Registration Statement and to Article II, Article III (Sections 1, 3, 5 and 6) and Articles VI, VII, XIII and XIV of the Registrant's Amended and Restated By-Laws, filed as Exhibit 2 to the Registration Statement.

(d) Filed on September 3, 1996 as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.

(e) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

  Registrant is not controlled by or under common control with any other person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                              NUMBER OF RECORD
                                                                 HOLDERS AT
                       TITLE OF CLASS                         JANUARY 31, 1998*
                       --------------                         -----------------
Class A Shares of Common Stock, par value $0.10 per share....       5,268
Class B Shares of Common Stock, par value $0.10 per share....      85,979
Class C Shares of Common Stock, par value $0.10 per share....      18,209
Class D Shares of Common Stock, par value $0.10 per share....      12,430

--------

*Note: The number of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch").

ITEM 27. INDEMNIFICATION.

  Reference is made to Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of each of the Class A, Class B, Class C and Class D Shares Distribution Agreements.

  Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the "1940 Act") may be concerned, Article VI of the Registrant's By-Laws provides that such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 9 of each of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement, the Prospectus or the Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF THE MANAGER.

  (a) Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") acts as the manager for the following open-end registered investment companies:
Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund Inc.,

Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

  Fund Asset Management, L.P. ("FAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and WorldWide DollarVest Fund, Inc.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of MLAM, FAM, Princeton Services, Inc. ("Princeton Services"), and Princeton Administrators, L.P. is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Merrill Lynch Financial Data Services, Inc. ("MLFDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since January 1, 1996 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President and Director or Trustee, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the first two paragraphs of this Item 28 and Messrs. Giordano, Harvey, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.

                             POSITION(S) WITH         OTHER SUBSTANTIAL BUSINESS,
          NAME                 THE MANAGER        PROFESSION, VOCATION OR EMPLOYMENT
          ----               ----------------     ----------------------------------
ML & Co. ...............  Limited Partner        Financial Services Holding Company;
                                                  Limited Partner of FAM
Princeton Services......  General Partner        General Partner of FAM
Arthur Zeikel...........  Chairman               Chairman of FAM; President of the
                                                  Manager and FAM from 1977 to 1997;
                                                  Chairman and Director of Princeton
                                                  Services; President of Princeton
                                                  Services from 1993 to 1997;
                                                  Executive Vice President of ML & Co.
Jeffrey M. Peek.........  President              President of FAM; President and
                                                  Director of Princeton Services;
                                                  Executive Vice President of ML & Co.
Terry K. Glenn..........  Executive Vice         Executive Vice President of FAM;
                          President               Executive Vice President and
                                                  Director of Princeton Services;
                                                  President and Director of MLFD;
                                                  Director of MLFDS; President of
                                                  Princeton Administrators, L.P.
Linda L. Federici.......  Senior Vice President  Senior Vice President of FAM; Senior
                                                  Vice President of Princeton Services
Vincent R. Giordano.....  Senior Vice President  Senior Vice President of FAM; Senior
                                                  Vice President of Princeton Services
Elizabeth A. Griffin....  Senior Vice President  Senior Vice President of FAM; Senior
                                                  Vice President of Princeton Services
Norman R. Harvey........  Senior Vice President  Senior Vice President of FAM; Senior
                                                  Vice President of Princeton Services
Michael J. Hennewinkel..  Senior Vice President  Senior Vice President of FAM; Senior
                                                  Vice President of Princeton Services

                            POSITION(S) WITH         OTHER SUBSTANTIAL BUSINESS,
          NAME                THE MANAGER        PROFESSION, VOCATION OR EMPLOYMENT
          ----              ----------------     ----------------------------------
Philip L. Kirstein...... Senior Vice            Senior Vice President, General
                         President, General      Counsel and Secretary of FAM; Senior
                         Counsel and Secretary   Vice President, General Counsel,
                                                 Director and Secretary of Princeton
                                                 Services
Ronald M. Kloss......... Senior Vice President  Senior Vice President of FAM; Senior
                                                 Vice President of Princeton Services
Debra W. Landsman-       Senior Vice President  Senior Vice President of FAM; Vice
 Yaros..................                         President of MLFD; Senior Vice
                                                 President of Princeton Services
Stephen M.M. Miller..... Senior Vice President  Executive Vice President of Princeton
                                                 Administrators, L.P.; Senior Vice
                                                 President of Princeton Services
Joseph T. Monagle,       Senior Vice President  Senior Vice President of FAM; Senior
 Jr. ...................                         Vice President of Princeton Services
Michael L. Quinn........ Senior Vice President  Senior Vice President of FAM; Senior
                                                 Vice President of Princeton
                                                 Services; Managing Director and
                                                 First Vice President of Merrill
                                                 Lynch from 1989 to 1995
Richard L. Reller....... Senior Vice President  Senior Vice President of FAM; Senior
                                                 Vice President of Princeton
                                                 Services; Director of MLFD
Gerald M. Richard....... Senior Vice President  Senior Vice President and Treasurer
                         and Treasurer           of FAM; Senior Vice President and
                                                 Treasurer of Princeton Services;
                                                 Vice President and Treasurer of MLFD
Gregory D. Upah......... Senior Vice President  Senior Vice President of FAM; Senior
                                                 Vice President of Princeton Services
Ronald L. Welburn....... Senior Vice President  Senior Vice President of FAM; Senior
                                                 Vice President of Princeton Services

  (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund, III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch

EuroFund, Merrill Lynch Fundamental Growth Fund Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011 except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1, 1996, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert and Richard are officers of one or more of the registered investment companies listed in the first two paragraphs of this item 28:

                            POSITION(S) WITH         OTHER SUBSTANTIAL BUSINESS,
          NAME                 MLAM U.K.         PROFESSION, VOCATION OR EMPLOYMENT
          ----              ----------------     ----------------------------------
Arthur Zeikel........... Director and Chairman  Chairman of the Manager and FAM;
                                                 President of the Manager and FAM
                                                 from 1977 to 1997; Chairman and
                                                 Director of Princeton Services;
                                                 President of Princeton Services from
                                                 1993 to 1997; Executive Vice
                                                 President of ML & Co.
Alan J. Albert.......... Senior Managing        Vice President of the Manager
                         Director
Nicholas C. D. Hall..... Director               Director of Merrill Lynch Europe PLC;
                                                 General Counsel of Merrill Lynch
                                                 International Private Banking Group
Gerald M. Richard....... Senior Vice President  Senior Vice President and Treasurer
                                                 of the Manager and FAM; Senior Vice
                                                 President and Treasurer of Princeton
                                                 Services; Vice President and
                                                 Treasurer of MLFD
Carol Ann Langham....... Company Secretary      None
Debra Anne Searle....... Assistant Company      None
                         Secretary

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., and The Municipal Fund Accumulation Program, Inc., and MLFD also acts as the principal underwriter for the following closed-end registered investment companies:
Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Aldrich, Breen, Crook, Fatseas, and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                          POSITION(S) AND OFFICE(S)   POSITION(S) AND OFFICE(S)
          NAME                    WITH MLFD              WITH THE REGISTRANT
          ----            -------------------------   -------------------------
Terry K. Glenn.......... President and Director       Executive Vice President
Richard L. Reller....... Director                     None
Thomas J. Verage........ Director                     None
William E. Aldrich...... Senior Vice President        None
Robert W. Crook......... Senior Vice President        None
Michael J. Brady........ Vice President               None
William M. Breen........ Vice President               None
Michael G. Clark........ Vice President               None
James T. Fatseas........ Vice President               None
Debra W. Landsman-
 Yaros.................. Vice President               None
Michelle T. Lau......... Vice President               None
Gerald M. Richard....... Vice President and Treasurer Treasurer
Salvatore Venezia....... Vice President               None
William Wasel........... Vice President               None
Robert Harris........... Secretary                    None

(c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536) and the Transfer Agent, MLFDS (4800 Deer Lake Drive East, Jacksonville, Florida 32246-
6484).

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Fund--Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to the shareholders, upon request and without charge.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and the State of New Jersey, on the 27th day of February, 1998.

                                          Merrill Lynch Global Value Fund,
                                           Inc.
                                          (Registrant)

                                                  /s/ Gerald M. Richard
                                          By:__________________________________
                                             (GERALD M. RICHARD, TREASURER)

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

              SIGNATURE                         TITLE                DATE

           Arthur Zeikel*               President and
-------------------------------------    Director
           (ARTHUR ZEIKEL)               (Principal Executive Officer)

         Gerald M. Richard*             Treasurer (Principal Financial
-------------------------------------    and Accounting
         (GERALD M. RICHARD)             Officer)

            Donald Cecil*               Director
-------------------------------------
           (DONALD CECIL)

          Edward H. Meyer*              Director
-------------------------------------
          (EDWARD H. MEYER)

         Charles C. Reilly*             Director
-------------------------------------
         (CHARLES C. REILLY)

          Richard R. West*              Director
-------------------------------------
          (RICHARD R. WEST)

         Edward D. Zinbarg*             Director
-------------------------------------
         (EDWARD D. ZINBARG)

        /s/ Gerald M. Richard
*By: ________________________________                            February 27,
  (GERALD M. RICHARD, ATTORNEY-IN-                                1998
                FACT)

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                             DESCRIPTION
 -------                            -----------
   2     --Amended and Restated By-Laws of the Registrant.
  11     --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.
  16(a)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class A shares.
    (b)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class B shares.
    (c)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class C shares.
    (d)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class D shares.
  17(a)  --Financial Data Schedule for the Year Ended October 31, 1997
          relating to Class A Shares.
    (b)  --Financial Date Schedule for the Year Ended October 31, 1997
          relating to Class B Shares.
    (c)  --Financial Data Schedule for the Year Ended October 31, 1997
          relating to Class C Shares.
    (d)  --Financial Data Schedule for the Year Ended October 31, 1997
          relating to Class D Shares.
    (e)  --Financial Data Schedule for the Period November 1, 1997
          through December 31, 1997 relating to Class A Shares.
    (f)  --Financial Data Schedule for the Period November 1, 1997
          through December 31, 1997 relating to Class B Shares.
    (g)  --Financial Data Schedule for the Period November 1, 1997
          through December 31, 1997 relating to Class C Shares.
    (h)  --Financial Data Schedule for the Period November 1, 1997
          through December 31, 1997 relating to Class D Shares.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                      LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                           OR IMAGE IN TEXT
----------------------                      -------------------
Compass plate, circular                 Back cover of Prospectus and
graph paper and Merrill Lynch            back cover of Statement of
logo including stylized market              Additional Information
bull